Exhibit 10.45

                        CONFIDENTIAL TREATMENT REQUESTED

       __________________________________________________________________


                       LICENSE AND DISTRIBUTION AGREEMENT

Parties:                   Electronics for Imaging, Inc. ("EFI")
                           a Delaware corporation
                           303 Velocity Way
                           Foster City, California 94404

                           Axeda Systems Operating Company Inc. ("Axeda") a Massachusetts corporation
                           21 Oxford Road
                           Mansfield, Massachusetts 02048

Effective Date:   July 26, 2002

Recitals:

         WHEREAS, EFI is in the business of, among other things, developing print controllers and related hardware and software components for the Defined Market; and

         WHEREAS, Axeda is in the business of, among other things, developing and licensing Device Relationship Management Software; and

     WHEREAS, the Parties desire to jointly develop products to deploy with Customers in the Defined Market; and

         WHEREAS, this Agreement sets forth the various terms and conditions under which the Parties desire to proceed with their business relationship.

         NOW, THEREFORE, intending to be legally bound, and in consideration of the above and the mutual promises set forth in this Agreement, the Parties agree as follows:

1.       DEFINITIONS

Capitalized terms referred to herein that are not defined herein shall have the meanings set forth in the Definition Schedule attached hereto as Schedule 1.

2. PRODUCT DEVELOPMENT

a. Development and Delivery of the Licensed Product.

          i. Initial Statement of Work. Attached hereto as Exhibit 2.a.i. is a high level specification of certain modifications to the Axeda Standard DRM Software and other work the Parties desire to develop as Licensed Products. The Parties shall work together to develop a detailed Statement of Work to cover the development effort associated with such modifications and work, including detailed development schedules, delivery schedules and obligations of the Parties (the "Initial Statement of Work") and shall use commercially reasonable efforts to do so as soon as reasonably possible following the Effective Date. The Parties may, from time to time, mutually agree in writing to enter into additional Statements of Work.

          ii. Performance. Each Party shall use its commercially reasonable efforts to meet the schedules and time of realization for the development of the Licensed Products and all other work product set forth in each Statement of Work.

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          iii.  Review and  Testing.  Upon  initial  completion  of the Licensed
          Products set forth in the Initial  Statement of Work, the Parties will
          jointly   test  whether  such   Licensed   Products   conform  to  the
          specifications as set forth for such Licensed Products in the Initial Statement of Work. In the event the Parties mutually agree that any part of such Licensed Products does not materially conform to the specifications for such Licensed Products in the Initial Statement of Work (such nonconformance to be referred to herein as "Deficiencies"), the Parties will use commercially reasonable efforts to determine the nature and cause for such Deficiencies and will work diligently to correct such Deficiencies as expeditiously as possible. If after a thirty (30) day period the Parties have not mutually agreed that there are no Deficiencies in such Licensed Products, then either Party shall refer the matter to the Advisory Board for determination on how best to proceed, as pursuant to Section 20.a. herein. If the Advisory Board is unable to come to a resolution, then each Party shall have whatever rights are available under this Agreement, in law or in equity. Except as otherwise specified in a SOW, the procedures set forth in this
          Section 2.a.iii. shall be followed in connection with work performed under subsequent Statements of Work under this Agreement.

          iv. Cost of Development. Except as expressly set forth in the applicable SOW, the Parties shall each be responsible for their own costs and expenses related to the development and/or modification of the Licensed Products.

b. Contacts. Each Party shall designate an administrative manager (each, an "Administrative Manager") and a technical manager (each, a "Technical Manager"). These individuals shall use commercially reasonable efforts in coordinating the continuing development of objectives, and related scheduling and resource allocation in respect to the Statements of Work. The initial Administrative Manager and Technical Manager for each Party is set forth on Schedule 2.b. Each Party may change its respective Administrative Manager or Technical Manager from time to time upon notice to the other Party.

c. Change Requests. Each Party may request a change to a Statement of Work pursuant to a written change request ("Change Request") sent to the other Party's Administrative and Technical Managers describing in detail the requested change, any associated specifications, proposed effective dates with such changes, and the reason for such request. Within ten (10) days (or such other period of time as agreed by the Parties) after the receipt of such Change Request, the Parties shall discuss the necessity and/or desirability of the Change Request. When and if both Parties' Technical Managers and Administrative Managers have executed the Change Request describing the change, its implementation and the agreed upon adjustments, the Parties shall commence performance in accordance with such Change Request. Each Change Request executed by the Parties' Technical Managers and Administrative Managers as described above shall be incorporated into and constitute an amendment to the relevant Statement of Work.

3. LICENSE GRANTS

a. License Grants for Licensed Software. Subject to the terms and conditions of this Agreement, Axeda grants to EFI a non-transferable, worldwide, non-exclusive (except as set forth in Section 10), right and license, during the Term and solely within the Defined Market:

          i. To make copies of the Object Code of the Licensed Axeda Connector as an embedded component of Specified Controllers, and to market, sublicense and distribute the Licensed Axeda Connector as embedded in Specified Controllers to Customers; provided, however, that such Customers are bound by License Agreements; and

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          ii. To market,  sublicense,  and distribute the Object Code of (1) the
          Axeda Standard DRM Software to Customers and/or (2) the Licensed Software to Customers as a component of a Licensed Product; provided, however, that EFI and each such Customer enter into a License Agreement and that any such Licensed Product shall not include Modem communication capability without Axeda's written consent.

b. Internal Use License to EFI. Axeda shall provide two copies of the Licensed Software to EFI and EFI is hereby granted, subject to the terms of this Agreement, a license to use such Licensed Software solely for purposes of training EFI staff, and providing support to Customers as contemplated in
Section 14.

c. Delivery of Master Disk for Licensed Axeda Connector. Upon completion of the Initial Statement of Work and each subsequent Statement of Work that results in a change to the Licensed Axeda Connector, Axeda shall provide to EFI, at no charge to EFI and in a reasonable format to be specified by EFI, a master disk containing the Object Code for the then current Licensed Axeda Connector, for EFI's use to copy, sublicense and distribute to Customers as permitted in
Section 3.a.i.

d. Orders for Licensed Software. All orders for Licensed Software (other than orders for only the Licensed Axeda Connector) shall be submitted by EFI to Axeda on a commercially reasonable and mutually acceptable order form, which the Parties shall use commercially reasonable efforts to prepare within thirty (30) days following the execution of this Agreement (the "Order Form"). For each order for Licensed Software (other than orders for only the Licensed Axeda Connector), EFI shall submit to Axeda an Order Form together with a complete copy of the applicable License Agreement. Upon receipt of an Order Form and License Agreement, Axeda shall, at no cost to EFI, ship within three (3) business days such Licensed Software to EFI for distribution by EFI to the Customer.

e. New Licensed Products. The Parties may amend in writing the relevant schedules to set forth applicable Revenue Sharing Models, Royalty Payment models and Price Lists for use of Licensed Software in any Licensed Products (other than the Licensed Products to be described in the Initial Statement of Work).


4. RESERVATION OF RIGHTS; CERTAIN RESTRICTIONS

a. Axeda hereby expressly reserves all Intellectual Property Rights in Axeda's Technology except as expressly licensed to EFI pursuant to this Agreement. Without limiting the generality of the foregoing, and except as expressly set forth in Section 10 below and notwithstanding any other provision of this Agreement to the contrary, nothing in this Agreement shall be construed as limiting or restricting in any manner Axeda's right or ability to market, distribute, license or otherwise exploit in any manner Axeda's Technology, or to appoint dealers, distributors, resellers, licensees, agents or representatives of any kind for Axeda's Technology.

b. EFI hereby expressly reserves all Intellectual Property Rights in EFI's Technology. Without limiting the generality of the foregoing, and except as expressly set forth in Section 10 below, nothing in this Agreement shall be construed as limiting or restricting in any manner EFI's right or ability to market, distribute, license or otherwise exploit in any manner EFI's Technology, or to appoint dealers, distributors, resellers, licensees, agents or representatives of any kind for EFI's Technology.

c. EFI shall (i) not disclose or provide any Licensed Software (or any modifications or derivatives thereof) to any Person, except as expressly permitted in this Agreement or as required by law and then in accordance with
Section 19.e., (ii) not attempt to or knowingly permit or

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encourage  others to attempt to alter,  reverse  engineer,  disassemble, decompile, decipher or otherwise decrypt or discover the Source Code to the Licensed Software; provided, however, that EFI shall be permitted to test and analyze the Object Code of the Licensed Software but solely for the limited purposes of ensuring interoperability with the hardware components comprising the Licensed Product and for performing "bug fixes" (but not "bug fixes" to any portion of the Licensed Software) and for no other purposes, (iii) limit access to Licensed Software to its employees and consultants who require access in connection with EFI's performance under this Agreement and who have agreed in writing or are otherwise legally bound to observe EFI's obligations hereunder, and (iv) take all commercially reasonable precautions to prevent unauthorized or improper use or disclosure of the Licensed Software. EFI's breach of this section will be a material breach and subject to termination as detailed in
Section 22.b.iii.

d. EFI acknowledges that the export of any Licensed Software is or may be subject to export or import control and EFI agrees that any Licensed Software or the direct or indirect product thereof will not be exported (or re-exported from a country of installation) directly or indirectly, unless EFI obtains all necessary licenses from the U.S. Department of Commerce or other agency as required by law. Axeda shall provide all information under its control which is necessary or useful for EFI or its Customers to obtain any export or import licenses required for EFI or its Customers to ship or receive the Licensed Software.

5. CUSTOMER PRICING

a.       [*].

b. The Parties agree that they shall amend this Agreement as soon as reasonably possible following the Effective Date to incorporate a mutually acceptable initial Customer price list for the Licensed Products, and that such initial price list shall only be amended thereafter by mutual written agreement of the Parties (the initial and any amended price list referred to as the "Price List"). [*]. The Parties acknowledge that the goal for completion of the Price List is December 31, 2002. The Parties agree that from the Effective Date through the date this Agreement is amended to incorporate the Price List, the Parties shall mutually agree in writing to the pricing of the Licensed Products and related services (including Transmission Fees and Subscription Fees) for each Customer within the Defined Market, in accordance with the pricing objectives set forth above. During the Term the Parties, through the Advisory Board or through such other Persons as the Parties may designate, will review the Price List, on a quarterly basis (or more or less frequently than quarterly, if the Parties mutually agree) to determine whether and to what extent the Price List should be amended to maximize both Parties' revenue for the Licensed Products.

6. REVENUE SHARING

a. Customers Solely Within the Defined Market. Schedule 6.a. sets forth the Revenue sharing models applicable to the initial and contemplated Licensed Products and related services (including Transmission Fees and Subscription
Fees) within the Defined Market (the "Revenue Sharing Models"). The Parties may, from time to time, mutually agree in writing to amend the Revenue Sharing Models.

b. Customers Not Solely Within the Defined Market. The Parties contemplate that, in addition to the Revenue Sharing Model set forth below, there may be Customers that desire to license a Device Relationship Management Software solution for both the Defined Market as well as business outside of the Defined Market. The Parties further contemplate that such Customers may initially seek to license for both markets, or may initially seek to license in one market and later expand to the other. In the event that the Parties encounter Customers who desire to license a Device Relationship Management Software solution for both the Defined Market as well

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as business outside of the Defined Market,  then the Parties will negotiate in good faith to determine an appropriate business arrangement to satisfy the Customer's requirements and to share the Revenue between Axeda and EFI, consistent with the spirit of this Agreement.

7. ROYALTY PAYMENTS

a. Royalty Payment Models. Royalty payments (each such payment shall be referred to herein as a "Royalty Payment") become due and owing to Axeda upon the date the Licensed Software for a particular Customer is shipped by Axeda to EFI. With respect to Subscription Fees and Transmission Fees, the Royalty Payments become due and owing to Axeda on the date EFI invoices a Customer for the applicable fees. Royalty Payments made by EFI are non-refundable. EFI shall not be relieved of its obligation to pay Royalties as a result of non-payment by the applicable Customer or payment terms that may be extended by EFI to the Customer. The timing for payment by EFI of Royalty Payments to Axeda is set forth in Schedule 7.a. EFI shall be entitled to offset any Royalties due or paid to Axeda with respect to hardware which has been subsequently returned to EFI in compliance with EFI's ninety (90) day right of return policy for hardware sales, against any Royalty Payment amount due for that particular quarter.

b. Records and Reports. EFI shall maintain complete, clear and accurate records of Revenues and Royalties. EFI shall provide Axeda at least once each quarter with information regarding License Agreements, Revenues and Royalties on a commercially reasonable and mutually acceptable quarterly report (the "Quarterly Report"), which the Parties shall use best efforts to prepare within thirty (30) days following the Effective Date.

c. Taxes, Duties, Levies, VAT. EFI shall pay all taxes, duties, levies, VAT, handling charges and other fees (other than Axeda's direct net income taxes) imposed or levied against or incurred by either EFI or Axeda under any law now or hereafter in effect, levied or based upon the license, delivery, shipment, import, export, manufacture or EFI's possession or use of the Licensed Software as included in the Licensed Product and/or the Licensed Products and/or related services or measured by any Royalty Payment made by EFI to Axeda hereunder.

d. Interest. Any Royalty Payment which is delayed (other than by reason of force majeure, as described in Section 21) beyond the forty-five (45) day period specified in Schedule 7.a. shall be subject to a ten percent (10%) annual interest rate, compounded annually from the beginning of such forty-five (45) day period until paid.

e. Payment Method. All payments made hereunder shall be made in United States currency, by wire transfer, check, or other reasonable payment means and to such United States bank account(s) indicated by Axeda in writing from time to time.

8. SOURCE CODE ESCROW

a. The Parties shall enter into a Source Code Escrow Agreement (the "Source Code Escrow Agreement") with DSI Technology Escrow Services, Inc. (the "Escrow Agent"), in substantially the form attached hereto as Exhibit 8. All such costs to be paid to the Escrow Agent under the Source Code Escrow Agreement shall be borne by Axeda, except as provided below.

b. Axeda shall deposit with Escrow Agent, within five (5) business days after completion of the Licensed Products under Section 2.a.iii. or execution of the Source Code Escrow Agreement, whichever is later, one (1) complete copy of the Source Materials. Axeda further agrees to deposit one (1) complete copy of all Maintenance Releases within sixty (60) days of each major release and any modification and/or development of Licensed Software under Section 2 within fifteen (15) days after Axeda provides such materials to EFI in accordance with

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this Agreement. EFI, after written notice to Axeda, as pursuant to Section 1.6 of the Source Code Escrow Agreement, may request that Escrow Agent inspect the Source Materials deposited by Axeda with Escrow Agent for the sole purpose of determining the existence, accuracy, completeness, sufficiency and quality of the Source Materials; provided, however, that EFI shall bear the cost of such inspection. EFI shall have no right to be present at such inspection.

c. The Source Materials shall be maintained under the Source Code Escrow Agreement for release to and use by EFI as described in the Source Code Escrow Agreement, provided that the failure to agree to post-termination Customer Support in accordance with the procedures set forth in Section 22.c.iv. shall not result in the release of the Source Materials to EFI. EFI is hereby granted a limited, non-transferable license to use the Source Materials as permitted by the licenses granted in Section 3 of this Agreement and to use the Source Materials only to the extent necessary to fulfill Axeda's obligation to provide support and maintenance services for the Licensed Software, and only for so long as the release condition remains uncorrected. EFI agrees to forebear the use of this license until release to EFI of the Source Materials under this Section 8.c.

d.       [*]

e. For purposes of Sections 8.c.and 8.d., use of the Source Materials by EFI to provide support and maintenance services means use only as necessary to develop or provide corrections to Errors (as defined in the Section 14.d.) in the Licensed Software.

f. The Source Materials comprise Axeda's Confidential Information, and
EFI is subject to the obligations in Section 19 with respect to the Source Materials (except as modified by this Section 8).

9.       MARKETING

a. Contacts. Each Party shall designate a relationship account manager (each, a "Relationship Account Manager"). These individuals shall use commercially reasonable efforts in coordinating the continuing development of Marketing Objectives, and related scheduling and resource allocation in respect to the Marketing Plan. The initial Relationship Account Manager for each Party is set forth on Schedule 9.a. Each Party may change its respective Relationship Account Manager from time to time upon notice to the other Party.

b. Marketing Plan. The Parties shall use jointly develop an initial marketing plan (the "Marketing Plan") and shall use their best efforts do so within thirty
(30) days from the Effective Date, based on the Marketing Objectives (as defined below). The Marketing Plan shall be updated on an annual basis, or on a more frequent basis as the Parties may otherwise agree. The Relationship Account Managers shall hold quarterly meetings (or more or less frequently than quarterly, if the Parties mutually agree) to review the implementation of the Marketing Plan. EFI shall provide Axeda at least once each quarter with information regarding its forecasts and pipeline activity for the Licensed Products in such form and with such level of detail as may be reasonably requested by Axeda.

c. Marketing Objectives. The marketing objectives ("Marketing Objectives") are as follows:

          i. EFI shall take the lead in marketing the Licensed Products to the Defined Market;

          ii. EFI shall be responsible for the front-end sales and marketing support of the Licensed Products into the Defined Market;

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          iii. Axeda shall provide support for such marketing activities;

          iv. The Parties shall jointly promote successes in the Defined Market;

          v. The Parties shall seek to maximize the Revenue from Licensed Products and associated services consistent with the initial pricing objectives or the Price List then in effect under this Agreement;

          vi. EFI shall use mutually agreed upon efforts to ensure that Licensed
          Trademarks  receive  high  Customer  and  marketplace   visibility  in
          connection with Licensed Products and related services;

          vii. The Parties will review the marketing programs and efforts on a quarterly basis to further the Marketing Objectives; and

          viii. The Parties may, from time to time, mutually agree in writing to otherwise amend the Marketing Objectives.


d. Minimum Royalty Goals. During the Initial Term, EFI shall use good faith commercially reasonable efforts to meet the specified minimum Royalty goals as set forth below:

------------------------------- -----------------------------------------------
        Calendar Year                          Minimum Royalty
------------------------------- -----------------------------------------------
------------------------------- -----------------------------------------------
      Remainder CY 2002                              [*]
------------------------------- -----------------------------------------------
------------------------------- -----------------------------------------------
           CY 2003                                   [*]
------------------------------- -----------------------------------------------
------------------------------- -----------------------------------------------
           CY 2004                                   [*]
------------------------------- -----------------------------------------------
------------------------------- -----------------------------------------------
           CY 2005                                   [*]
------------------------------- -----------------------------------------------
------------------------------- -----------------------------------------------
           CY 2006                                   [*]
------------------------------- -----------------------------------------------
------------------------------- -----------------------------------------------

------------------------------- -----------------------------------------------


The Parties acknowledge that due to changing market conditions or other factors, such minimum Royalty goals may become inaccurate or unsuitable for one or more given calendar years. In such case, the Parties agree to mutually reassess, and if necessary, amend this Agreement to reset the specified minimum Royalty goals for particular specified calendar years.


The Parties agree that upon the renewal of the Term of the Agreement pursuant to
Section 22.a., the Parties shall agree in writing to specify a minimum royalty goal for the then current calendar year within the first one hundred twenty
(120) days of the then current renewal term. In the event that the Parties do not agree to a minimum royalty goal for the then current calendar year, then the minimum royalty goal for that renewal period shall revert to the minimum royalty goal for the prior calendar year plus twenty-five (25%).


10. EXCLUSIVITY

a. Exclusivity Covenants. From the Effective Date, subject to the limitations set forth in this Section 10,

          i. Axeda and its Affiliates will not, directly or indirectly license, distribute or sell any Device Relationship Management Software, or any component thereof, for use by any other party in the Defined Market.

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          ii.  Axeda  and its  Affiliates  will  exert  commercially  reasonable efforts to direct any Device Relationship Management Software sales opportunities that it receives within the Defined Market to EFI.

          iii. EFI and its Affiliates will not, directly or indirectly license, distribute or sell any Device Relationship Management Software, or any component thereof, that competes with the Licensed Software, the Licensed Products, Axeda DRM Software, or any component thereof, for use by any other party in the Defined Market.

          iv. EFI and its Affiliates will exert commercially reasonable efforts to direct all Device Relationship Management Software sales opportunities that it receives outside of the Defined Market to Axeda.

v. Axeda's covenants set forth in Sections 10.a.i. and 10.a.ii. are referred to herein as "Axeda's Exclusivity Covenants". EFI's covenants set forth in Sections 10.a.iii. and 10.a.iv. are referred to herein as "EFI's Exclusivity Covenants".

b. Termination of Exclusivity Covenants.

          i. One (1) Year Termination Notice. In the event a Party gives notice of its intention to terminate the Agreement as pursuant to Section 22.b.ii. herein, (such Party referred to herein as the "Terminating Party"), then the Terminating Party's Exclusivity Covenants shall remain in effect until the actual termination of this Agreement and the Exclusivity Covenants of the other Party shall automatically terminate and shall be of no further force or effect as of the date of receipt of such notice, as specified in Section 22.b.ii.; provided, however, the Parties hereby agree that the licenses granted under
          Section 3 herein shall not automatically terminate (except as to the Exclusivity Covenants) and shall survive until the actual termination of this Agreement.

11. OWNERSHIP OF IMPROVEMENTS

a. During the Term, any Intellectual Property Rights arising, developed or delivered under this Agreement by either Party, or which otherwise relate to the Technology or Improvements thereon made by either Party, would be owned as follows: (i) all such Intellectual Property Rights that comprise Axeda's Technology would be owned by Axeda; and (ii) all such Intellectual Property Rights that comprise EFI's Technology would be owned by EFI. The Parties shall execute all reasonable instruments at the request of the other Party to evidence such ownership or the transfer of such rights, as appropriate.

b. All Intellectual Property Rights and all other ownership in any ideas, modifications, or suggestions either Party proposes, creates, or authors relating to the other Party's Technology ("Suggestions") are hereby assigned to such other Party and shall be the sole and exclusive property of such other Party.

c. Except as set forth in (a) and (b) above, all Intellectual Property Rights originated, discovered or developed by either Party would be owned by such Party.


12. TRADEMARK LICENSE
a. Grant of License. Axeda hereby grants to EFI a worldwide, non-exclusive, nontransferable license to use the Licensed Trademarks in accordance with this Agreement.

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b. Covenant as to Use. EFI hereby undertakes and agrees that it shall make commercially reasonable efforts to use the Licensed Trademarks on or in connection with all Licensed Products and related services, consistent with the Marketing Objectives. EFI shall not use the Licensed Trademarks on or in connection with any goods or services other than the Licensed Products, without Axeda's prior written consent.

c. Recognition of Axeda's Rights. Axeda warrants ownership of the Licensed Trademarks and the validity of any registrations that Axeda may secure therefore. All use of the Licensed Trademarks by EFI, and all goodwill generated thereby, shall inure solely to the benefit of Axeda.

d. Protection of Quality Standards. EFI agrees that (a) the nature and quality of Licensed Products or services the Customers supply in connection with use of the Licensed Trademarks shall conform to the standards set by Axeda, and (b) it will cooperate with Axeda in facilitating Axeda's monitoring and control of the nature and quality of such products and services. Such assistance shall include supplying Axeda, upon its request, with specimens of its use of the Licensed Trademarks. If, at any time, Axeda determines that EFI has not met the Axeda quality standards, Axeda shall so advise EFI and, upon EFI's receipt of such notice by any means, the party who has failed to meet the standards shall have sixty (60) days to improve the quality to the standard previously approved by Axeda, or to cease the use of all Licensed Trademarks. EFI shall comply with all applicable laws and regulations and obtain all appropriate governmental approvals pertaining to the use of the Licensed Trademarks and to the distribution and advertising of the products. In addition, EFI shall provide reasonable and timely assistance to Axeda to comply with the same.

e. Recognition of EFI's Rights. EFI warrants ownership of the EFI Trademarks and the validity of any registrations that EFI may secure therefore. All use of the EFI Trademarks by EFI, and all goodwill generated thereby, shall inure solely to the benefit of EFI.

13. AUDIT RIGHTS AND ADJUSTMENTS

a. Audit Rights In General. Each Party shall keep and cause its Affiliates to keep, its and their books and records related to each Parties' respective obligations set forth in this Agreement, in accordance with generally accepted accounting principles. The books and records of each Party and their affiliates shall be kept in sufficient detail as to ascertain each Party's compliance with their obligations hereunder, including but not limited to, Royalty Payments and exclusivity. Each Party shall have the right for representatives of a "big four" firm of independent accountants, as mutually agreed upon by the Parties, who shall have signed an appropriate nondisclosure agreement ("Auditors"), to make an examination and audit on any appropriate premises of the audited Party, by prior appointment mutually agreed upon by the Parties, such agreement not to be unreasonably withheld, during normal business hours, not more frequently than once annually during the Term and for a period of one (1) year after the duty to pay Royalties pursuant to this Agreement expires, of all records and accounts ,covering a period no more extensive than three (3) years prior to the date of such audit, as may contain under recognized accounting practices information bearing upon the obligations of each Party under this Agreement, relative to Royalty Payments. Subject to subsection b and c of this Section 13, the requesting Party shall bear all costs of such audit.

b. Audit to Confirm Compliance with Exclusivity Provisions. In instances where either Party is being audited with respect to its respective obligations under
Section 10 of this Agreement, then if such audit reveals that the audited Party is in material breach of Section 10, then the Party conducting the audit shall have all rights and remedies available to it in law or in equity, and the Party being audited shall have all defenses available to it in law or in equity. The audit shall not be conclusive of such a breach of Section 10 of this Agreement by the Party being

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audited,  but may be  introduced in evidence,  in an action  brought by the other Party for breach of this Agreement. The Party conducting the audit shall bear the cost of the audit; provided, however, than in a legal or equitable action for a material breach of Section 10 of this Agreement revealed by the audit, the Party conducting the audit shall be entitled to recover the cost of such audit in connection with the remedies that such Party would seek from the court.

c. Royalty Audit of EFI. In instances where EFI is being audited with respect to its Royalty or other payment obligations to Axeda hereunder, the Auditors will report to Axeda only upon whether the Royalties paid to Axeda by EFI were correct, and if incorrect, the correct amounts for the Royalties, and the amount of time of such delinquency so that interest due thereon may be calculated. The Auditors shall summarize their findings in a written report presented to both Parties. The Parties shall then have a period of sixty (60) days whereby they must mutually agree on the correct amount of the Royalties in question. If the Parties fail to agree on the Royalty amount in question after such sixty (60) day period, the Parties shall have the right to resolve such dispute as pursuant to Section 20 herein. Such audit shall be at Axeda's expense unless it reveals an underpayment of Royalties of ten percent (10%) or more in any particular quarter in which case EFI shall reimburse Axeda for the costs of such audit. EFI will make prompt adjustment to compensate for any errors or omissions disclosed by any such examination and certification of EFI's records, or which otherwise come to the attention of EFI. In the event that EFI has underpaid Royalties to Axeda as determined by the procedure outlined in this Section 10.c., EFI shall pay interest on any such payment adjustments in accordance with Section 7.d.

14. CUSTOMER SUPPORT

a. Generally. EFI agrees to provide first line and second line technical support for the Licensed Products to Customers. Axeda agrees to provide technical support and the other maintenance services to EFI for the Licensed Software as set forth in this Section below, and in accordance with Axeda's standard maintenance and support policies in effect from time to time (a current copy of which is attached hereto as Exhibit A to Exhibit 1A of this Agreement). Each Party shall designate a support contact person to serve as the principal contact for support issues ("Support Contact"). The initial Support Contact for each Party is identified on Schedule 14.a. Either Party may change its Support Contact, from time to time, upon written notice to the other Party.

b. First and Second Line Technical Support. EFI agrees to maintain a trained staff capable of rendering the first and second line technical support to its Customers in the use of the Licensed Products and the Licensed Software included therein.

c. Axeda Technical Support. Axeda will provide technical support to EFI in the use of the Licensed Software. Such support to be provided by Axeda includes providing corrections for isolated problems, developing work-arounds for problems, and testing corrections and work-arounds.

d. Maintenance Services. Axeda will use commercially reasonable efforts to correct all verifiable and reproducible Errors to the Licensed Software within a commercially reasonable period of time and consistent with the support and maintenance policies set forth in Schedule 14.a. Notwithstanding the foregoing, Axeda shall make such Maintenance Releases available to EFI no later than the date Axeda releases such items to any of its other licensees. As used herein, "Error" means a failure of the then current Maintenance Release to conform to the material functional specifications in the end user documentation supplied by Axeda. Axeda shall not be responsible for correcting Errors resulting from misuse, negligence, revision, modification, or improper use of the Licensed Software or any portion thereof by EFI or Customers; provided such Errors were not caused by any action or inaction that was recommended or approved by

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Axeda.  Axeda shall provide  Maintenance  Releases directly to EFI, and EFI shall be responsible for duplicating and distributing the same to Customers who are active on and fully paid up on maintenance services.

e. Professional Services. All Professional Services to be provided to Customers in connection with the Licensed Software (except in connection with Specified Controllers) shall be provided by Axeda pursuant to agreements entered into between Axeda and the Customer. Notwithstanding the above, to the extent that Axeda has certified a third party as a provider of Professional Services, then such third party may be used to provide Professional Services to Customers upon the written consent of Axeda.


15. WARRANTIES

         Axeda and EFI each represents and warrants to the other that: (i) the warranting Party is duly organized and subsisting as a legal entity under the laws of the jurisdiction of its incorporation; (ii) the warranting Party has full power and authority to enter into this Agreement; (iii) the execution and/or performance of this Agreement does not and will not violate or interfere with any other agreement of the warranting Party; (iv) the warranting Party will not enter into any agreement whose execution and/or performance would violate or interfere with this Agreement; and (v) the Person(s) executing this Agreement on behalf of the warranting Party has actual authority to bind the warranting Party to this Agreement..


16.      INDEMNIFICATION

         a. Axeda shall indemnify, defend and hold harmless EFI, its Affiliates, directors, officers, contractors, agents and its and their respective successors and assigns from and against any and all Proceedings, Judgments and/or Liabilities, arising out of any claim by a third party that the Licensed Software or the Licensed Trademarks infringe any patent, copyright, trademark or trade secret rights (a "Claim"); and shall pay any damages awarded against EFI or final settlement amount based upon a Claim, provided that: (a) EFI notifies Axeda in writing within thirty (30) days of the date EFI receives written notice of such Claim, (b) Axeda has sole control of the defense and all related settlement negotiations, and (c) EFI provides Axeda with the assistance, information, and authority necessary to perform the above. Reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by EFI in providing such assistance shall be reimbursed by Axeda. Axeda may also participate in the defense of a Claim at its option and its own expense.

         b. EFI shall indemnify, defend and hold harmless Axeda, its Affiliates, directors, officers, contractors, agents and its and their respective successors and assigns from and against any and all Proceedings, Judgments and/or Liabilities, arising out of any claim by a third party that the Licensed Products infringe any patent, copyright, trademark or trade secret rights (a "Claim"); and shall pay any damages awarded against Axeda or final settlement amount based upon a Claim, provided that: (a) Axeda notifies EFI in writing within thirty (30) days of the date EFI receives written notice of such Claim,
(b) EFI has sole control of the defense and all related settlement negotiations, and (c) Axeda provides EFI with the assistance, information, and authority necessary to perform the above. Reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Axeda in providing such assistance shall be reimbursed by EFI. EFI may also participate in the defense of a Claim at its option and its own expense.

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         c. Notwithstanding the provisions of Sections 16.a. and 16.b., neither party shall have any obligation to defend, indemnify or hold harmless pursuant to Sections 16.a. or 16.b. with respect to any Proceedings, Judgments and/or Liabilities arising out of any Claim of direct infringement, where there would be no direct infringement but for the combination of the Licensed Software with any of the other hardware and/or software comprising the Licensed Product.

         d. If EFI's use of the Licensed Software or the Licensed Trademarks is enjoined by an injunction, Axeda shall, at its expense, procure for EFI the right to continue using the Licensed Software as provided hereunder, modify the Licensed Software so that it is no longer infringing, or replace the Licensed Software with computer software of equal or superior functional capability, or in the case of trademark infringement, instruct EFI to use an alternative trademark. The rights granted to EFI in this Section 16 shall be EFI's sole and exclusive remedy and Axeda's sole obligation for any alleged infringement of any patent, copyright, trademark, or other proprietary right by Axeda for the Licensed Software or the Licensed Trademarks. Notwithstanding any other provision of this Agreement, Axeda will have no liability to EFI for direct infringement resulting from (a) EFI's modification of the Licensed Software or Licensed Trademarks that has not previously been authorized by Axeda, (b) use of the Licensed Software or Licensed Trademarks in connection or in combination with equipment, devices, or software not provided by Axeda where there would be no direct infringement but for such combination, (c) use of any Licensed Software or Licensed Trademarks in a manner not intended under this Agreement or
(d) distribution by EFI of other than the most current release of the Licensed Software provided to EFI (if such infringement would have been prevented by the use of such release). The foregoing shall not affect claims made against EFI alleging infringing use of the Licensed Software in the Licensed Products distributed prior to the date Axeda made available such current release to EFI.


17. DISCLAIMER
         EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, AXEDA DISCLAIMS ANY AND ALL PROMISES, REPRESENTATIONS, AND WARRANTIES WITH RESPECT TO THE LICENSED SOFTWARE INCLUDING ITS CONDITION, ITS CONFORMITY TO ANY REPRESENTATION OR DESCRIPTION, THE EXISTENCE OF ANY LATENT OR PATENT DEFECTS, ANY NEGLIGENCE, AND ITS MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE.
         EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, EFI DISCLAIMS ANY AND ALL PROMISES, REPRESENTATIONS, AND WARRANTIES WITH RESPECT TO THE LICENSED PRODUCTS INCLUDING ITS CONDITION, ITS CONFORMITY TO ANY REPRESENTATION OR DESCRIPTION, THE EXISTENCE OF ANY LATENT OR PATENT DEFECTS, ANY NEGLIGENCE, AND ITS MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE.


18. LIMITATIONS ON LIABILITY
         Except with respect to Royalty Payment obligations hereunder, the maximum liability of each Party to the other under this Agreement shall be limited to the aggregate amount of Royalties that EFI has paid to Axeda. In no event shall either Party be liable for any loss of profits, any incidental, special, exemplary, punitive, or consequential damages. The limitations set forth in the preceding two sentences shall not apply in connection with a breach of Section, 10, 11, and 19 or with respect to indemnification obligations under
Section 16 that relate to infringement of any patent, copyright, trademark, or other proprietary right. This limitation upon damages and claims is intended to apply without regard to whether other provisions of this Agreement have been breached or have proven ineffective.

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19. CONFIDENTIALITY

a. The Receiving Party shall preserve all Confidential Information in confidence, using at least the same physical and other security measures as the Receiving Party uses for its own proprietary information of a similar nature.

b. No Receiving Party shall remove, obscure or deface any proprietary legend or copyright legend relating to the Disclosing Party's rights, on or from any tangible embodiment of any Confidential Information, without the Disclosing Party's prior written consent.

c. Except as may be otherwise permitted hereunder, the Receiving Party shall not copy, duplicate, record, or otherwise reproduce any part of Confidential Information without the prior written consent of the Disclosing Party. All such copies, duplicates, records, or other reproductions shall be deemed to the sole property of the Disclosing Party and fully subject to the obligation of confidence set forth in this Section 19.

d. Subject to the terms and conditions of this Agreement, the Receiving Party may disclose appropriate portions of Confidential Information to those of its employees or independent contractors who have a substantial need to know the specific information in question in connection with the Receiving Party's exercise of rights or performance of obligations under this Agreement, provided that:

          i. The Receiving Party shall instruct all such employees that the Confidential Information is subject to the obligation of confidence set forth by this Agreement.

          ii. The Receiving Party may disclose Confidential Information to those of its independent contractors or subcontractors who have executed an appropriate form of binding nondisclosure agreement or are not otherwise obligated to preserve the Receiving Party's confidences.

e. If a Receiving Party is ordered by a court or other governmental body of competent jurisdiction to disclose Confidential Information, or if it is served with or otherwise becomes aware of a motion or similar request that such an order be issued, the Receiving Party shall not be liable to the Disclosing Party for disclosure of Confidential Information required by such order if the Receiving Party complies with the following requirements:

     i. if an already-issued order calls for immediate disclosure, then the Receiving Party shall immediately move for or otherwise request a stay of such order to permit the Disclosing Party to respond as set forth in this subparagraph;

     ii. the Receiving Party shall immediately notify the Disclosing Party of the motion or order by the most expedient possible means; and

     iii. the Receiving Party shall join or agree to (or at a minimum shall not oppose) a motion for similar request by the Disclosing Party for an order protecting the confidentiality of the Confidential Information, including joining or agreeing to (or nonopposition to) a motion for leave to intervene by the Disclosing Party.

f. Except as may be otherwise permitted by this Agreement, no Receiving Party shall disclose any Confidential Information to any third party without the prior consent of the Disclosing Party.

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g. The Receiving Party shall maintain the confidentiality of the Disclosing
Party's Confidential Information during the Term and for a period of three (3) years after the Term.

h. A Receiving Party shall immediately report to the Disclosing Party any attempt by any Person of whom the Receiving Party has knowledge (i) to use or disclose Confidential Information without authorization from the proprietary, or
(ii) to copy, reverse assemble, reverse compile or otherwise unlawfully reverse engineer any part of Axeda's or EFI's Technology, as applicable.

i.  Subject  to the  terms  and  conditions  of this  Agreement,  upon  any termination of the Receiving Party's right to possess and/or use certain Confidential Information, the Receiving Party shall turn over to the Disclosing Party (or, if agreed by the Disclosing Party, destroy) any disks, tapes, documentation, drawings, blueprints, notes, memoranda, specifications, devices, documents, or any other tangible embodiments of any such Confidential Information.

j. Within fifteen (15) days after the Receiving Party's receipt of the Disclosing Party's written request for the return of Confidential Information, or the termination or expiration of this Agreement, all of the Disclosing Party's Confidential Information and all copies thereof in the Receiving Party's possession or control shall be returned to the Disclosing Party or destroyed by the Receiving Party at the Receiving Party's option (except when that termination or expiration is in connection with a Source Code Escrow Agreement release condition, in which case copies need to be returned upon expiration of the rights identified in Section 8 or the Source Code Escrow Agreement relating to a license in the Source Materials). The Receiving Party shall then certify the same in writing and that no copies have been retained by the Receiving Party or its employees or agents.

k. Notwithstanding any other provision of this Agreement, each Party agrees that money damages would not be a sufficient remedy for any breach of Section 19 this Agreement and that in addition to all other remedies that may be available, each Party shall be entitled to seek equitable relief as a remedy for such breach.


20. ADVISORY BOARD; DISPUTE RESOLUTION PROCEDURE

a. Advisory Board.

          i. The Parties contemplate that disagreements between the Parties may arise over time, and that it may be difficult for the Parties to easily come to mutual agreement on how best to proceed under this Agreement. In order to ensure that the business relationship under this Agreement continues to meet the Parties' respective and mutual business objectives, the Parties will form an advisory board (the "Advisory Board") consisting of two to three senior managers from each Party. Each Party shall determine which of its senior managers shall be on the Board. Each Party may change its Advisory Board members from time to time, within its discretion. The Advisory Board shall meet at least once each calendar quarter to review the status of the Parties' business relationship and to determine whether and to what extent any amendments to this Agreement are mutually desirable or other changes to the Parties' business relationship are mutually desirable. The Advisory Board shall also be consulted in the event that the Parties anticipate that a Dispute (as defined below) may arise so that such potential Dispute may be avoided.

b. Escalation. In the event that the Parties have any disagreement, dispute, breach or claim of breach, non-performance, or repudiation arising from, related to or in connection with this Agreement or any of the terms or conditions hereof, or any transaction hereunder including but not limited to either Party's failure or alleged failure to comply with any of the provisions of this

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Agreement (hereinafter collectively a "Dispute"), the Parties shall first attempt to resolve the Dispute internally among the members of the Advisory Board. To the extent such communications among the members of the Advisory Board are in furtherance of resolving a Dispute, such communications shall be considered to be for purposes of settlement, and such communications shall be without prejudice to either Party in the event that any Dispute is adjudicated between the parties, and such communications shall be inadmissible as evidence in any proceeding between the parties concerning such Dispute, to the maximum extent permitted by the applicable rules of evidence. If a Dispute is not resolved by the foregoing discussions within thirty (30) days of a written request for resolution, the Parties may mutually agree to submit the dispute to the American Arbitration Association for arbitration by a single arbitrator selected by the Parties. Such arbitration shall be governed by the commercial arbitration rules of the American Arbitration Association.


c. Inability to Resolve Dispute. Notwithstanding the provisions of this Section 20, either Party may seek equitable relief at any time without the necessity of first complying with the provisions of this Section 20.


21. FORCE MAJEURE

         Neither Party to this Agreement will be liable for any delay in performance or inability to perform due to acts of God or the public enemy, war, riot, embargo, fire, explosion, sabotage, flood, accident; or without limiting the foregoing any circumstance of like or different character beyond its reasonable control; or interruption of or delay in transportation, shortage or failure of supply of raw materials or finished merchandise, labor trouble from whatever cause arising; or compliance with any order, direction or request of any governmental officer, department or agency.


22. TERM; TERMINATION; AND RENEWAL

a. Term and Renewal. The initial term of this Agreement shall be for five (5) years from the Effective Date (the "Initial Term"). This Agreement will automatically renew for successive one (1) year periods unless both Parties mutually agree in writing to terminate the Agreement after the Initial Term or any renewal term (the Initial Term, and any renewal thereof, collectively, the "Term").

b. Termination.

          i. Consent. The Parties may mutually agree in writing at any time to terminate this Agreement.

          ii. One-Year Termination Notice. Either Party, at any time after the first year of the Initial Term of the Agreement, may give written notice to the other Party of its intention to terminate the Agreement. Upon the receipt of such written notice of termination, (i) the Exclusivity Covenants of the terminating party (the "Terminating Party") shall remain in effect until the actual termination of this Agreement, (ii) the Exclusivity Covenants of the other Party shall automatically terminate and shall be of no further force or effect as of the date of such notice of termination, and (iii) the effective date of termination of the Agreement shall occur one (1) year following the date of receipt of such notice of termination.

          iii. Material Breach. In the event either Party materially breaches any of its duties or obligations hereunder, which breach shall not be cured within thirty (30) days after

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          written notice is given specifying the breach,  then the non-breaching
          Party may, by promptly giving written notice thereof to the breaching Party, terminate this Agreement as of a date specified in such notice of termination. If EFI breaches any of its obligations set forth in
          Section 4.c., which breach shall not be cured within five (5) days after (i) written notice is given specifying the breach and clearly stating the five (5) day cure period for such breach, and (ii) such notice of the alleged breach and the five (5) day cure period is provided by at least one of Axeda's Advisory Board members to at least one of EFI's Advisory Board members, then Axeda may, by promptly giving written notice thereof to EFI, terminate this Agreement and/or any license hereunder as of a date specified in such notice of termination. If Axeda breaches any of its obligations set forth in Sections 8.b. through 8.e., which breach shall not be cured within thirty (30) days after (i) written notice is given specifying the breach and clearly stating the thirty (30) day cure period for such breach, and (ii) such notice of the alleged breach and the thirty (30) day cure period is provided by at least one of EFI's Advisory Board members to at least one of Axeda's Advisory Board members, then EFI may, by promptly giving written notice thereof to Axeda, terminate this Agreement as of a date specified in such notice of termination.

          iv.

          v. Bankruptcy. If either Party files a petition (or is the subject of an involuntary petition) in bankruptcy; or is or becomes insolvent; or admits of a general inability to pay its debts as they become due; then this Agreement shall immediately terminate automatically and without notice.

c. Effect of Termination.

          i. The licenses granted under Section 3 shall terminate upon the termination of this Agreement. All authorized sublicenses of Licensed Software to Customers pursuant to License Agreements shall continue after termination of this Agreement until the termination of such License Agreements; provided that any amendments to such License Agreements shall require the written consent of Axeda.

          ii. In the event of any termination of this Agreement, EFI shall be obligated to continue to pay Axeda Royalties under the Revenue sharing arrangement in connection with (a) License Agreements entered into before such termination ("Existing Customer Contracts"); and (b) any Revenue that EFI receives after termination from Customers in connection with Licensed Products sold, distributed or otherwise deployed in the Defined Market. Neither Party shall enter into any agreement in the Defined Market after the termination of this Agreement with respect to Licensed Products that have been installed or embedded prior to the termination date, or with respect to Customer Support following the termination date without the written consent of the other Party.

          iii. No termination of this Agreement for any reason shall relieve either Party of or release either Party from those of its obligations hereunder which subsist or are to be performed after such termination, including, without limitation, EFI's obligation to make Royalty Payments to Axeda hereunder pursuant to Section 22.c.ii above.

          iv. The Parties shall agree to commercially reasonable and mutually acceptable obligations of each Party to provide post-termination Customer Support, and shall use best efforts to do so within thirty
          (30) days following the termination of this Agreement.

          v.  The  following   provisions  shall  survive  termination  of  this
          Agreement: Sections 4, 6, 7, 8 (terminating at the end of Axeda's post-termination support obligations pursuant to Schedule 22.c.iv.), 11, 13, 16, 17, 18, 19, 22 and 23.

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23. MISCELLANEOUS

a. Entire Agreement. This Agreement, together with the Schedules and Exhibits hereto, constitutes the entire agreement between the Parties concerning the subject matter hereof. No modification or amendment to this Agreement shall be valid or binding unless reduced to writing and duly executed by the Party or Parties to be bound thereby.

b. Reserved.

c. Independent Parties. The Parties are independent contractors. Except as expressly provided otherwise in this Agreement, no partnership or joint venture is intended to be created by this Agreement, nor any principal-agent or employer-employee relationship. Except as otherwise provided in this Agreement, neither Party has, and neither Party shall attempt to assert, the authority to make commitments for or to bind the other Party to any obligation.

d. Effect of Partial Invalidity. If any one or more of the provisions of this Agreement should be ruled wholly or partly invalid or unenforceable by a court or other government body of competent jurisdiction, then: (i) the validity and enforceability of all provisions of this Agreement not ruled to be invalid or unenforceable shall be unaffected; (ii) the effect of the ruling shall be limited to the jurisdiction of the court or other government body making the ruling; (iii) the provision(s) held wholly or partly invalid or unenforceable shall be deemed amended, and the court or other government body is authorized to reform the provisions(s), to the minimum extent necessary to render them valid and enforceable in conformity with the Parties' intent as manifested herein; and
(iv) if the ruling, and/or the controlling principle of law or equity leading to the ruling, is subsequently overruled, modified, or amended by legislative, judicial, or administrative action, then the provision(s) in question as originally set forth in this Agreement shall be deemed valid and enforceable to the maximum extent permitted by the new controlling principle of law or equity.

e. Further Actions. Each of the Parties hereto shall, at its own expense, execute and deliver such documents and other papers and take such further actions as may be commercially reasonable to carry out the provisions of this Agreement and to give effect to the transactions contemplated by this Agreement.

f. Business Judgment. In any circumstance where this Agreement provides for either Party to make a determination in its judgment, that judgment shall be conclusive and binding unless it can be shown by clear and convincing evidence that a prudent person in the management of his own affairs could not have made the judgment in question in the same circumstances.

g. Assignment. Neither Party may assign any right under this Agreement, and any purported assignment shall be null and void and a breach of this Agreement, except for the following or as otherwise provided herein: (i) either Party may assign this Agreement with the express prior written consent of the other Party; and (ii) either Party may assign all of its rights indivisibly in connection with the sale or other disposition of substantially all the assets of the Party's business relating to the Licensed Software or Licensed Products (as applicable) to a single acquiring entity; and (iii) either Party may assign all of its rights and obligations to an Affiliate of such Party, so long as the assigning Party remains jointly and severally liable with such Affiliate for any breach of this Agreement. The acquiring entity must agree in writing to comply with the assigning Party's obligations under, and to be bound by, this Agreement.

h. Notices. Notices hereunder shall be delivered and effective as follows:

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          i. Every notice required or contemplated by this Agreement to be given by either Party may be delivered in person or may be sent by courier, facsimile, express mail, overnight delivery service, or postage prepaid certified or registered air mail (or its equivalent under the laws of the country where mailed), addressed to the Party for whom it is intended, at the address specified in this Agreement. Either Party may change its address for notice by giving notice to the other Party of the change.

          ii. Any written notice shall be effective no later than the date actually received. Unless otherwise provided in this Agreement, notice by courier, express mail, certified mail, or registered mail shall be effective on the date it is officially recorded as delivered by return receipt or equivalent and in the absence of such record of delivery it shall be rebuttably presumed to have been delivered on the fifth (5) business day after it was deposited, first-class postage prepaid, in the mails. Notice by telex or telegraph shall be deemed given at the time it is delivered, but in any event no later than one business day after dispatch. Notice not given in writing shall be effective only if acknowledged in writing by a duly authorized officer of the Party to whom it was given. As used in this section concerning notices, references to a particular date means the date itself, if a business day, otherwise the first business day after the date.

          iii. All notices will be sent to the respective addresses of the Parties set forth on the first page of this Agreement, provided that either Party may change its address for notices by giving notice of a new address to the other Party in accordance with this Section 21.h. A copy of each notice to EFI will also be sent to:

                           Electronics for Imaging, Inc.
                           303 Velocity Way
                           Foster City, California 94404
                           Attention: General Counsel
                           Fax: 650-357-3776

A copy of each notice to Axeda will also be sent to:


                           Axeda Systems
                           21 Oxford Road
                           Mansfield, MA 02038
                           Attention: General Counsel
                           Fax: 610-695-8503

i. Remedies. Except as otherwise provided in this Agreement, the remedies set forth herein are not exclusive, and either Party shall be entitled alternatively or cumulatively to damages for breach of this Agreement or to any other remedy available under applicable law.

j. No Waiver. The failure of either Party at any time to require performance by the other Party of any provision of this Agreement shall in no way affect the right of such Party to require performance of that provision. Any waiver by either Party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself of a waiver of any right under this Agreement.

k. Binding on Successors. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns.

l. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not in any way control the meaning or interpretation of this Agreement.

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m. Mutual Negotiation. This Agreement has been negotiated and prepared at the joint request, direction, and construction of the Parties, at arms length, with the advice and participation of counsel for each Party, and shall be interpreted in accordance with its terms and without favor to any Party.

n. Counterparts. This Agreement may be executed in separate counterparts, each of which so executed and delivered shall constitute an original, but all such counterparts shall together constitute one and the same instrument. Any such counterpart may comprise one or more duplicates or duplicate signature pages and/or initialed pages, any of which may be executed by less than all of the Parties, provided that each Party executes at least one such duplicate or duplicate signature page and/or initialed page. The Parties stipulate that a photocopy of an executed original shall be admissible in evidence for all purposes in any proceeding as between the Parties.

o. Choice of Law. This Agreement is made under, and will be construed and enforced in accordance with, the substantive laws of the state of California, without giving effect to principles of conflicts of law.

p. Public Announcements. Subject to the provisions of Section 10 of this Agreement, or as may be required by law or the rules of the Nasdaq National Market, each Party may, within its discretion, make public statements and/or issue press releases with respect to the Agreement or the transactions contemplated hereby. Each Party agrees to provide reasonable cooperation to the other Party with respect to providing quotes or approval for quotes in press releases to be issued by such other Party, which approval shall not be unreasonably withheld, conditioned or delayed; provided, however, that neither party shall be obligated to participate in a joint press release, except as provided in this Section 23.p. The parties agree that upon securing its first Customer under this Agreement who is willing to be quoted in a press release, the parties will issue a joint press release concerning such Customer (subject to the approval of such Customer), as soon as reasonably practical.


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         WITNESS THE DUE EXECUTION AND DELIVERY HEREOF AS OF THE DATE FIRST
STATED ABOVE.

ELECTRONICS FOR IMAGING, INC.            AXEDA SYSTEMS OPERATING COMPANY INC.


By:/s/Fred Rosenzweig                   By: /s/ Dale Calder
   ---------------------                   ------------------------

Name: Fred Rosenzweig                    Name: Dale Calder

Title: President                         Title: President
       ---------                                ---------

Date: July 25, 2002                      Date: July 25, 2002
      --------------                           --------------



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                             Schedules and Exhibits

Exhibit 1A        Axeda's current standard Master Software License Agreement

Exhibit 1B        Axeda's current standard End User License Agreement

Exhibit 2.a.i.    Initial Statement of Work

Exhibit 8         Form of Source Code Escrow Agreement

Schedule 1        Definition Schedule

Schedule 1A       Licensed Software

Schedule 1C       Licensed Trademarks & EFI Trademarks

Schedule 1D       Source Materials

Schedule 2.b      Initial Administrative Managers and Technical Managers

Schedule 3.a.     INTENTIONALLY LEFT BLANK

Schedule 5        INTENTIONALLY LEFT BLANK

Schedule 6.a.     Revenue Sharing Models Within the Defined Market

Schedule 7.a      Royalty Payment Models

Schedule 9.a.     Initial Relationship Account Managers

Schedule 14.a     Support Services and Initial Support Contacts



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                                   Exhibit 1A
           Axeda's current standard Master Software License Agreement

MASTER SOFTWARE LICENSE AGREEMENT

Axeda Systems Operating Company, Inc., a corporation having its principal offices at 89 Forbes Boulevard, Mansfield, MA 02048 (hereinafter referred to as "Axeda"), and __________________________, a ___________________ corporation having its principal offices at _________________________________________
(hereinafter referred to as "Customer"), in consideration of the mutual obligations set forth hereinafter and intending to be legally bound, hereby agree as follows:


1.     DEFINITIONS

"Device Model(s)" means the Customer manufactured device(s) listed on a Sales Schedule to this Agreement.

"Axeda Application Portal(s)" means the Axeda user interface portals licensed by Customer and listed in a Sales Schedule to this Agreement, which may include (a) system administration portal(s) for managing the Software, (b) device portal(s) for configuring and managing the Device Model(s), and/or (c) service portal(s) for monitoring and controlling the Device Model(s).

"Axeda Connector" means the Axeda Connector software listed in a Sales Schedule to this Agreement.

"Axeda Enterprise Server(s)" means the Axeda Enterprise Server software system(s) listed in a Sales Schedule to this Agreement and all software components included therein.

"Axeda Development Tool(s)" means the Axeda Development Tools software listed in a Sales Schedule to this Agreement.

"Maintenance Releases" means any error corrections, modifications, revisions, enhancements or new releases to Software operating in Customer's Operating Environment that Axeda elects to supply to its licensees that are receiving maintenance services, but does not include any major upgrade, new version or new product that Axeda separately prices and licenses.

"Named User" means a single specific individual authorized to use a single Axeda Application Portal system on a single computer, regardless of whether the individual is actively using the program(s) at any point in time. For example, if the same individual is authorized to access two different Axeda Application Portals, this counts as two Named Users.

"Sales Schedule" means the schedule(s) to this Agreement signed by both parties from time to time that, when completed, set forth the Software and certain other terms that Axeda and Customer agree upon.

"Operating Environment" means the operating system(s) and database(s) specified in a Sales Schedule.

"Site(s)" means the location(s) specified in a Sales Schedule.

"Software" means the standard version of Axeda Application Portal(s), Axeda Connector, Axeda Enterprise Server(s),

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          Axeda  Development  Tool(s),  and any other Axeda computer  program or programs, as specified in a Sales Schedule to this Agreement, and includes only machine readable (object) code and any Maintenance Releases supplied to Customer.

2. SCOPE OF AGREEMENT. This Agreement, together with each Sales Schedule, constitutes a separate agreement for the Software and services listed on the applicable Sales Schedule.

3. GRANT OF LICENSE. Subject to compliance by Customer with this Agreement, and payment of applicable license fees, Axeda hereby grants to Customer, in perpetuity unless terminated as provided below, a fully paid, non-exclusive, nontransferable license (without the right of sublicense) (the "License") to install, execute, copy for archival purposes, and use the Software and related end user documentation supplied by Axeda, solely for Customer's ordinary and internal business purposes in connection with the servicing of Device Model(s), and subject to the following:

          (i) Axeda Enterprise Server(s) may be installed and run only on the number of server(s), having the number of central processing unit(s), as set out in the applicable Sales Schedule,

          (ii) Axeda Enterprise Server(s) may be installed only at the Site(s), unless Axeda, Customer and a third party outsource company have entered into a separate license agreement allowing such Software to be installed at the third party's facility;

          (iii) Axeda Connector may be used only with Axeda Enterprise Server(s) (and not on a stand-alone basis), and may embedded only on the Device Model(s) type referenced in the Sales Schedule on behalf of customer(s) of Customer who are bound by a license agreement affording such Software with license and confidentiality protections no less protective than those set forth in this Agreement,

          (iv) Axeda Application Portal(s) may be used only by the number of Named User(s) listed in the applicable Sales Schedule; and

          (v) Axeda Development Tools are limited to the number of copies listed in the applicable Sales Schedule. 4. DELIVERY OF PRODUCTS AND SERVICES.

4.1 Delivery. Axeda shall use its commercially reasonable efforts to deliver ordered Software within thirty (30) days after its

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execution  of the Sales  Schedule or on such other date as may be specified in the Sales Schedule.

4.2 Services. Axeda or its designee shall supply professional services, such as installation, integration and/or training services, as specified in a Sales Schedule. Customer is granted a non-exclusive, non-transferable license to use any software (or modifications to Software) developed or delivered by Axeda as part of professional services, in connection with and during its permitted use of the Software under this Agreement. If Customer and Axeda have entered into a separate professional services agreement related to any services, such separate agreement shall govern the services relationship covered thereunder.

5. MAINTENANCE. Customer shall purchase maintenance services for the Software as described in Appendix A to this Agreement.

6.     FEES, BILLING AND PAYMENT.

6.1 Software and Services Fees. Customer shall pay Axeda or its designee (i) the license and service fees specified in, and in accordance with the payment terms in, the applicable Sales Schedule and (ii) within thirty (30) days of the date of invoice, all reasonable travel and out-of-pocket expenses incurred by Axeda or its designee in connection with any services provided hereunder. Fees do not include sales, use, value added or other excise tax. Customer shall pay or (if paid by Axeda) reimburse Axeda for all such taxes based on this Agreement or fees payable hereunder (but not any taxes based upon Axeda's gross revenues or net income), together with any interest on such taxes if not due to Axeda's delay. Amounts not paid when due shall be subject to interest at one and one-half percent (1-1/2%) per month or, if less, the maximum rate of interest allowed by law, calculated from the due date.

6.2 Maintenance Fees. Annual maintenance fees shall be paid prior to the first day of the annual maintenance period for the Software. As to annual maintenance periods after the first, if Customer has not given notice of termination, Axeda shall invoice Customer for the annual fees not less than thirty days prior to the first day of the period.

7.     AXEDA'S INTELLECTUAL PROPERTY.

7.1 Ownership. Ownership of the Software, any related documentation, copies and derivatives of the Software or documentation (in whole or in part), and all related copyright, patent, trade secret and other proprietary rights, are and will remain the exclusive property of Axeda and/or its licensors.

7.2 Customer's Obligations. Customer shall (i) not disclose or provide any Software or related documentation (or any modifications or derivatives thereof) or any other non-public information related to Axeda's products or business, to any other party, (ii) not attempt to or knowingly permit or encourage others to attempt to alter, reverse engineer, disassemble, decompile, decipher or otherwise decrypt or discover the source code to the Software except and only to the extent permissible by applicable law despite such prohibition, (iii) not use the Software for any timesharing, service bureau, subscription, rental or similar uses

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without the express prior written consent of Axeda, (iv) not copy any Software, except that Customer may make one machine-readable copy of each Software product for security backup purposes only and may copy the Software when the copying is an essential step in the use of the Software permitted by the License, (v) limit access to Software to its employees and consultants who require access in connection with Customer's use of Software and who have agreed in writing or are otherwise legally bound to observe Customer's obligations hereunder, (vi) take all reasonable precautions to prevent unauthorized or improper use or disclosure of the Software, and (vii) reproduce on any copies of Software, and not remove, all titles, trademarks, and copyright and other proprietary or restrictive legends or notices. Customer's nondisclosure obligations shall not apply to any information, which is or becomes publicly available through no fault of Customer; is independently developed by Customer without use of Axeda's confidential information; or is rightfully obtained without restriction on disclosure through a chain of parties not originating in the breach of any obligation to Axeda. Customer specifically agrees that, in the event that a material breach by Customer of its obligations under this Section, Axeda shall be entitled to an injunction or similar equitable relief ordering the cessation of such breach immediately upon request to a court of competent.

7.3 Security Measures. Axeda may from time to time implement password protection, anticopying subroutines or other security and/or license management measures for the Software. In addition, to assist Axeda in the protection of its intellectual property rights (including compliance with the Licenses), Customer will permit representatives of Customer at all reasonable times upon prior notice to inspect the location(s) at which the Software is being used or kept and the computers on which it is being used.

8.     WARRANTY; INDEMNITY; DISCLAIMERS.

8.1 Warranty. Axeda represents and warrants that it is the lawful owner or licensee of the Software, that to the best of its knowledge, the Software does not infringe upon any U.S. patent, trademark, copyright or other intellectual property right of any other party, and that Axeda has full legal power and authority to license the Software to the Customer as provided in this Agreement.

8.2 Indemnity. If a claim is made or an action brought that Software (or any component thereof) infringes a United States patent, copyright, or trademark, Axeda will indemnify Customer and hold it harmless against such claim and resulting costs, damages and attorneys fees finally awarded or agreed to in settlement, provided that (i) Customer promptly notifies Axeda in writing of the claim, and (ii) Axeda has sole control of the defense and all related settlement negotiations. Axeda's obligations under this Section are conditioned on Customer's agreement that if the Software, or the use or operation thereof, becomes, or in Axeda's opinion is likely to become, the subject of such a claim, Axeda may at its expense, either procure the right for Customer to continue using the Software or, at Axeda's option, replace or modify the same so that it becomes non-infringing (provided such replacement or modification does not materially adversely affect Customer's intended use of the Software as contemplated hereunder). If neither of the foregoing

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alternatives  is  available  on  terms  which  are  reasonable  in  Axeda's reasonable judgment, Customer will return the Software on written request by Axeda and Axeda will credit or (at Customer's option) refund to Customer license fees paid for such Software less depreciation on a straight line basis over an assumed five-year life. Axeda shall have no liability for any claim based upon
(a) the combination, operation or use of any Software with materials not supplied by Axeda if such claim would have been avoided by use of the Software alone (b) a modification of any Software that is not done or expressly authorized in writing by Axeda, or (c) use of other than the latest commercially available version of the Software provided to Customer, to the extent the infringement would have been avoided by use of such version. THE FOREGOING STATES THE SOLE REMEDY OF CUSTOMER AND THE ENTIRE OBLIGATION OF AXEDA WITH RESPECT TO INFRINGEMENT.

8.3 DISCLAIMERS. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, REGARDING OR RELATING TO SOFTWARE OR TO ANY OTHER MATERIALS, GOODS OR SERVICES FURNISHED TO CUSTOMER HEREUNDER OR IN CONNECTION HEREWITH. AXEDA SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION THOSE OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. Software programs for business use are inherently complex, and Customer is solely responsible for the evaluation of its software requirements, selection of software to satisfy those requirements, and verification of resulting data.

9. LIMITATION OF LIABILITY. Except with respect to Axeda's obligation under
Section 8.2, and regardless of the form of action (whether in contract, tort, breach of warranty or otherwise), IN NO EVENT (i) SHALL AXEDA'S (OR ITS LICENSORS' OR SUPPLIERS') MAXIMUM LIABILITY FOR ALL DAMAGES EXCEED ACTUAL DIRECT DAMAGES CAUSED BY THE SPECIFIC PRODUCT OR SERVICE COMPLAINED OF, (ii) SHALL AXEDA'S (OR ITS LICENSORS' OR SUPPLIERS') MAXIMUM LIABILITY FOR ALL DAMAGES EXCEED THE TOTAL AMOUNT OF LICENSE FEES PAID HEREUNDER PLUS SERVICES FEES PAID HEREUNDER IN THE 12 MONTH PERIOD PRECEDING THE APPLICABLE CLAIM, OR (iii) SHALL AXEDA (OR ANY OF ITS LICENSORS OR SUPPLIERS) BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, SPECIAL OR INDIRECT DAMAGES (INCLUDING BUT NOT LIMITED TO LOST BUSINESS PROFITS AND LOSS, DAMAGE OR DESTRUCTION OF DATA) EVEN IF AXEDA HAS BEEN ADVISED OF THE POSSIBILITY OF THE SAME. No limitation as to damages for personal injury is hereby intended. Some states do not allow the exclusion or limitation of incidental or consequential damages under certain circumstances and the above exclusion or limitation may not apply.

10. TERM AND TERMINATION. This Agreement shall become effective upon execution by authorized representatives of both Axeda and Customer and shall continue in effect until terminated in accordance with its terms. Axeda may terminate this Agreement and/or any License or Sales Schedule

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hereunder  (i) if Customer  breaches  any of its  obligations  set forth in
Section 7, then upon written notice specifying such breach, effective two (2) business days after receipt unless Customer cures such breach within the two (2) day period, or (ii) if Customer breaches any other material obligation under this Agreement with respect to any License(s) or Sales Schedule (including without limitation any payment obligation), then by written notice to Customer, effective as to such License(s) and/or Sales Schedule 30 days after receipt unless Customer cures such breach within the 30-day period. On termination of any License, Customer shall make no further use of the affected Software and shall immediately deliver to Axeda or destroy the original and all copies of such Software and provide its notarized certificate to Axeda that it has done so, except that upon Axeda's written consent (which shall not be unreasonably withheld) Customer may retain a copy of any terminated Software solely for archival purposes. Termination shall not affect any rights accrued prior thereto. Sections 6, 7, 8, 9, 10, 11 and 12 shall survive termination of this Agreement or any License.

11. DISPUTE RESOLUTION. In the event of any controversy, dispute or claim between Axeda and Customer under, arising out of or related to this Agreement (including but not limited to, claims relating to breach, termination, fraud or misrepresentation, or the invalidity, illegality or voidness of this Agreement) whether based on contract, tort, statute or other legal theory (collectively referred to hereinafter as "disputes"), the parties shall follow the dispute resolution procedures set forth below. The parties shall first attempt to resolve a dispute, at the written request of either party, through discussions between an authorized senior management representative of Axeda and an authorized senior management representative of Customer. If a dispute is not resolved by the foregoing discussions within thirty (30) days, the parties agree, at the written request of either party, to submit the dispute to a sole mediator selected by the parties or, at the option of either party, to mediation by the American Arbitration Association ("AAA"). The good faith pursuit of the foregoing mediation procedure is a condition precedent to the commencement of any arbitration or other legal proceedings hereunder.

12. MISCELLANEOUS.

12.1 Publicity. Upon signing of this Agreement, Customer grants Axeda the right to add Customer's name and company logo on its customer list and web site and publicly announce that Customer has entered into a formal relationship with Axeda. Upon request of Axeda, Customer agrees to issue a joint press release announcing the relationship of Axeda and Customer within thirty days of the execution of this Agreement, the content of which shall be mutually agreed between the parties.

12.2 Third Party Products. Third party products supplied under this Agreement are licensed for use solely with the Axeda products licensed to Customer under this Agreement and may not be used on a stand-alone basis or with any other third party products.

12.3 Export Control. Customer acknowledges that the export of any Software is or may be subject to export or

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import  control  and  Customer  agrees  that any  Software or the direct or indirect product thereof will not be exported (or re-exported from a country of installation) directly or indirectly, unless Customer obtains all necessary licenses from the U.S. Department of Commerce or other agency as required by law.


12.4 U.S. Government Restricted Rights. Use, duplication, or disclosure of the Software by the U.S. government is subject to the restrictions set forth in subparagraph (C)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013, and subparagraphs (C)(1) and (2) of the Commercial Computer Software-Restricted Rights at 48 CFR 52.227-19, as applicable.

12.5 Non Assignment. Customer shall not sell, assign, or otherwise transfer to any third party this Agreement or any of its rights or obligations hereunder without the prior written consent of Axeda. All other transfers by Customer (including transfers by merger or other operation of law) shall be null and void.

12.6 Entire Agreement. This Agreement, which includes the Sales Schedule(s) and Appendices hereto, contains the entire agreement between the parties with respect to the subject matter hereof, supersedes all other oral and written representations, understandings, proposals and other communications between the parties, and is binding upon the parties and their permitted successors and assigns. This Agreement may be modified or amended only by a written instrument executed by the authorized representatives of both of the parties, and not by the terms of Customer's purchase order or other communication. This Agreement shall apply to all Software and services ordered by Customer or delivered to Customer by Axeda, except for services, which are supplied under a separate written services agreement, executed by the parties.

12.7 Governing Law. This Agreement shall be governed by, and interpreted and enforced in accordance with, the substantive laws of the State of Delaware, USA, without regard to its conflict of laws principles. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to any transaction between the parties.

12.8     Reserved.

12.9 Governing Language. This Agreement is in the English language, and any translation of this Agreement into other languages shall be solely for the convenience of the parties. To the extent that there are any conflicts between the English language version of this Agreement and any foreign translation, the English language version of this Agreement shall govern.

12.10 Independent Contractors. Axeda and Customer are independent contractors, and nothing in this Agreement shall be construed as making them partners or as creating the relationships of employer and employee, master and servant, or principal and agent between them, for any purpose


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whatsoever.   Neither  party  shall  make  any  contracts,   warranties  or
representations or assume or create any other obligations, express or implied, in the other party's name or on its behalf.

12.11 Notices. All notices given under this Agreement shall be in writing. Any notice under this Agreement if delivered by hand, sent by facsimile, or mailed via overnight courier, shall be deemed given on the business day following the sending of such notice, and any notice sent via mail shall be deemed given on the third business day following the mailing of any such notice, postage paid, to the address set forth above.

12.12 General. In no event shall either party be liable for any delay or failure to perform under this Agreement which is due to causes beyond the reasonable control of such party. To the extent that any provision of this Agreement is found to be void or unenforceable, such provision shall be without effect and the remainder of the Agreement shall be enforced to the full extent of the law. No action arising out of or related to this Agreement may be brought by either party more than one year after the cause of action was or reasonably should have been discovered or, in the case of an action for nonpayment, more than two years after the date the last payment was due.

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     REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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EACH PARTY ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT, UNDERSTANDS IT, AND
AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS.

Axeda Systems Operating Company, Inc.                     Customer:




By: ________________________            By: ____________________________________
     Authorized Signature                   Authorized Signature

----------------------------                ------------------------------------
Name (Print or Type)                          Name (Print or Type)

---------------------------                  -----------------------------------
Title                                                     Title

---------------------------                 ------------------------------------
Date                                                      Date


[*] CERTAIN INFORMATION ON THIS PAGE THAT IS MARKED BY "[*]" HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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                                   Appendix A
                                Maintenance Terms
1.0      General


Axeda requires purchase of one year of maintenance with all Axeda products. Cost is based on percentage of list price of all covered Licenses. Customer may elect Standard or Gold services as indicated on the Sales Schedule.

a. Standard support and maintenance is currently priced at 18% of net software, and consists of:

o    Maintenance Releases

o Limited access to bug fix information and patches on the Axeda web site

o    Technical  assistance  by  telephone  and/or  e-mail,   during  normal
     business hours (9:00 a.m. to 5:00 p.m. EST), excluding Axeda holidays

o Non-technical Customer service by telephone and/or e-mail during normal business hours

o    Ability to log assistance requests through the Axeda web site


b. Gold support and maintenance is currently priced at 23% of net software, and consists of:


  All of the above plus:

o    Technical assistance 24 hours per day, 7 days a week

o Priority call routing and resolution in accordance with the escalation process set out below.

o    Coordinated Technical Support plan

o    Maintenance and software migration planning

     Axeda will assist the Customer in assessing the impact of new Software maintenance releases or product upgrades on the functionality and operation of the Customer application and make recommendations as to the timing of migration to the new fixes and features.

o   Support Account Management (SAM).

     Axeda will assign a specific support account manager to oversee general support activities for Customer. The SAM will have a working knowledge of the Customer application and will act as the key support advocate of the Customer in activities ranging from support planning to problem escalation management.

o Any other benefits then supplied by Axeda to Gold level support customers generally.

2.0      Response Goals

     Axeda technical support offers the Customer a single point of contact for all product support questions. The Customer will call the technical support hotline and the call coordinator will work to address customer issues per the specified response time goals as a function of problem severity.

     When reported problems yield anticipated or actual response times beyond the stated goals, issues are escalated to the VP of Customer Service, and if applicable the Customer SAM, who are consulted to assist with the problem until the situation is resolved.

[*] CERTAIN INFORMATION ON THIS PAGE THAT IS MARKED BY "[*]" HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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        ==================== ===================== =======================

                               Initial Response     Resolution Response
          Severity Level             Time                Time Goal
        ==================== ===================== =======================
        -------------------- --------------------- -----------------------

                 1                 2 hours                24 hours
        -------------------- --------------------- -----------------------
        -------------------- --------------------- -----------------------

                 2                 12 hours               48 hours
        -------------------- --------------------- -----------------------
        -------------------- --------------------- -----------------------

                 3                 24 hours                7 days
        -------------------- --------------------- -----------------------
        -------------------- --------------------- -----------------------

         4 (Info request)          2 hours              1 to 7 days
        ==================== ===================== =======================


"Initial Response Time" is the goal for the time for Axeda to verify, acknowledge and assess the reported defect and to estimate the time for delivery of the resolution.

"Resolution Response Time Goal" is the best-case estimate of the time required to provide a documented fix that restores full functionality to the customer.


3.0  The following is the problem severity description:

Severity 1 - Critical Business Impact
The Software, in a supported configuration, has complete loss of service for which no workaround exists and the Customer's use of the Software cannot reasonably continue until the problem is resolved.

Severity 2 - Serious Business Impact
The Software is causing significant or degraded loss of Customer's use. This can be defined as a major product flaw with a workaround, or a minor product flaw without a workaround. The customer's workflow is seriously impacted but product use has not stopped.

Severity 3 - Minor Business Impact.
The Software has minor loss of Customer's use. This can be defined as a minor product flaw with a workaround or a minor problem with a non-integral part of the Software's workflow that does not impact general use of the product.

Severity 4 - Information Request with No Business Impact.
The Software is in full working mode but information is requested or reported. Customer's work is not being impeded at this time.

4.0      Additional Terms:

o Third party products (those not owned by Axeda) may be subject to a vendor initiated upgrade fee. In this case Axeda will pass this fee on to their Customers.

o Axeda will not be responsible to provide service or support when the problem is the result of faulty hardware or software that (i) Axeda did not provide or (ii) Axeda has not contracted with Customer to support under this agreement. Axeda reserves the right to bill Customer for such non-supported service at Axeda's standard time and material charges for services that fulfill this criteria.

o Maintenance services are not on-site services. If Customer needs or desires on-site maintenance services, such services are available at Axeda's standard time and material charges.


o Axeda may discontinue support and maintenance for any Software product that Axeda has discontinued. In such event, Axeda will credit Customer's account for a pro rata portion of any prepaid maintenance fees under this Agreement.

[*] CERTAIN INFORMATION ON THIS PAGE THAT IS MARKED BY "[*]" HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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o              Customer  shall  pay  Axeda an  annual  maintenance  fee,  per licensed copy of a Software product for which Customer is receiving Maintenance, equal to the percentage of the net software price or other pricing mechanism in effect at the beginning of each annual maintenance term. Axeda reserves the right to change its maintenance fees from time to time by written notice to Customer, provided (i) that no such change will be effective until the beginning of the following annual maintenance term or ninety (90) days after such notice, whichever is later, and (ii) that no maintenance fees shall be increased by more than seven (7%) during any 12-month period (except increases due to additional licenses). Fees do not include sales, use, value added or other excise tax. Customer shall pay or (if paid by Axeda) reimburse Axeda for all such taxes based on this Agreement or services provided hereunder (but not any taxes based upon Axeda's gross revenues or net income), together with any interest on such taxes if not due to Axeda's delay.

o Customer shall at all times maintain two (2) appropriately qualified persons as its support representatives and keep Axeda informed of their identities. Support calls to Axeda shall be routed through such representatives.


[*] CERTAIN INFORMATION ON THIS PAGE THAT IS MARKED BY "[*]" HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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                                    [SAMPLE]

                                 SALES SCHEDULE


CUSTOMER:                                                       Telephone:
Address:                                                        Fax:


                Ship To:
BILL TO:  ____________________________________  Name:___________________________
Address:  ____________________________________  Address:________________________
          ____________________________________  Telephone:______________________
(attach separate sheet if needed)

********************************************************************************

SOFTWARE ORDERED:  Release.:_______              H/W SUN      O/S  Solaris
                                                 ---------   ---------------
Media Type:       CD       Number of Users           Serial #___________
                    -------               -----------

------------------------------- ------------------------------------------------
Model                           Description                             Price
--------------------- --------------------------------------------   -----------
ENT-BASE-SOL                    Enterprise Server Base Edition
                                on Solaris system with single CPU.
--------------------- ---------------------------------------------   ----------
APP-ADMIN                       Axeda Administration right to use,
                                users not included
--------------------- ---------------------------------------------   ----------
APP-ADMIN-USER-5                License for 5 additional named
                                users to Device Application.
--------------------- ---------------------------------------------   ----------
APP-SERV                        Service Application right to use,
                                users not included
--------------------- ---------------------------------------------   ----------
APP-SERV-USER-5                 License for 5 additional named
                                users to Service Application.
--------------------- ---------------------------------------------   ----------
MAINT-STANDARD                  Standard support and maintenance
                                program (ANNUAL FEE). 18% of net
                                software
--------------------- ---------------------------------------------   ----------
DEVICE MODEL(S)
--------------------- ---------------------------------------------   ----------

Total
--------------------- ---------------------------------------------   ----------

********************************************************************************
Additional Terms, if applicable: Payment due net 30


********************************************************************************

This Sales Schedule is entered into under and is subject to the terms of the Master Software License Agreement between the parties below dated
_________________________.

Customer:                                 Axeda Systems Operating Company, Inc.

By:  ________________________________     By: __________________________________

Name and Title: ______________________    Name and Title: ______________________

Date: ________________________            Date:_________________________

[*] CERTAIN INFORMATION ON THIS PAGE THAT IS MARKED BY "[*]" HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       34
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                                   Exhibit 1B
               Axeda's current standard End User License Agreement



              END-USER LICENSE AGREEMENT FOR AXEDA SYSTEMS SOFTWARE

IMPORTANT-READ CAREFULLY: This Axeda Systems End-User License Agreement ("EULA") is a legal agreement between you (either an individual or a single entity) and Axeda Systems Inc. (or one of its subsidiaries) for the software product identified above, which includes computer software and associated media and printed materials, and may include "online" or electronic documentation ("SOFTWARE PRODUCT" or "SOFTWARE"). Nothing other than this EULA grants you permission to use the SOFTWARE PRODUCT. Therefore, by installing, copying, or otherwise using the SOFTWARE PRODUCT, you indicate your acceptance of this EULA and agree to be bound by the terms and conditions of this EULA.

If this SOFTWARE PRODUCT was purchased as part of an enterprise software system, then: (a) in addition to this EULA, your use of this SOFTWARE PRODUCT is also governed by the terms and conditions of a written and signed software license agreement (the "SLA") between Axeda Systems Inc. (or one of its subsidiaries) and a business entity to whom this software is licensed; (b) you are only authorized to use this SOFTWARE PRODUCT if such business entity has permitted your use of the SOFTWARE PRODUCT pursuant to the terms and conditions of the SLA; (c) to the extent that any terms or conditions in this EULA are in contradiction with the terms and conditions of the SLA, then such terms or conditions of the SLA shall govern; (d) to the extent there is no SLA, then the license under this EULA is void; and (e) to the extent that the license grant for this SOFTWARE PRODUCT under the SLA terminates or is otherwise no longer in effect, then the license under this EULA shall automatically terminate.

                            SOFTWARE PRODUCT LICENSE

The SOFTWARE PRODUCT is protected by copyright laws and international copyright treaties, as well as other intellectual property laws and treaties. The SOFTWARE PRODUCT is licensed, not sold.

1. GRANT OF LICENSE. This EULA grants you the following rights:

? Systems Software. You may install and use one copy of the SOFTWARE PRODUCT on a single computer for one application only. You may transfer this copy of the SOFTWARE PRODUCT to another application, but you must transfer all components of the SOFTWARE PRODUCT and delete all files from the old application.

? Storage/Network Use. A license for the SOFTWARE PRODUCT may not be shared or used concurrently on different computers. If your application involves networked computers, you must purchase a copy of the SOFTWARE PRODUCT for each computer.

2. UPGRADES. If the SOFTWARE is an upgrade, whether from Axeda Systems or another supplier, you may use or transfer the SOFTWARE only in conjunction with the upgraded product. If the SOFTWARE is an upgrade from an Axeda Systems product, you may now use that upgraded product only in accordance with this EULA. If the SOFTWARE PRODUCT is an upgrade of a component of a package of software programs that you licensed as a single product, the SOFTWARE PRODUCT may be used and transferred only as part of that single product package and may not be separated for use on more than one computer.

3. COPYRIGHT. All title and copyrights in and to the SOFTWARE PRODUCT (including but not limited to any images, photographs, animations, video, audio, music, text, and "applets" incorporated into the SOFTWARE PRODUCT), the accompanying printed materials, and any copies of the SOFTWARE PRODUCT are owned by Axeda Systems or its suppliers. The SOFTWARE PRODUCT is protected by copyright laws and international treaty provisions. Therefore, you must treat the SOFTWARE PRODUCT like any other copyrighted material except that you may either (a) make one copy of the SOFTWARE PRODUCT on a single computer provided you keep the original solely for backup or archival purposes, or (b) install the SOFTWARE PRODUCT on a single computer provided you keep the original solely for backup or archival purposes. You may not copy the printed materials or documentation accompanying or comprising the SOFTWARE PRODUCT, except as expressly set forth in this EULA.

4.   DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.

- Limitations on Reverse Engineering, Decompilation, and Disassembly. You may not reverse engineer, decompile, or disassemble the SOFTWARE PRODUCT, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

- No Separation of Components. The SOFTWARE PRODUCT is licensed as a single product and neither the software programs comprising the SOFTWARE PRODUCT or any UPDATE may be separated for use by more than one user at a time.

-    Rental. You may not rent or lease the SOFTWARE PRODUCT.

- Software Transfer. You may permanently transfer all of your rights under this EULA, provided that you retain no copies, you transfer all of the SOFTWARE PRODUCT (including all component parts, the media and printed materials, any upgrades, this EULA, and, if applicable, the Certificate of Authenticity), and the recipient agrees to the terms of this EULA. If the SOFTWARE PRODUCT is an upgrade, any transfer must include all prior versions of the SOFTWARE PRODUCT.

[*] CERTAIN INFORMATION ON THIS PAGE THAT IS MARKED BY "[*]" HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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-    Termination. Without prejudice to any other rights, Axeda Systems may terminate this EULA if you fail to comply with the terms and conditions of this EULA. In such event, you must destroy all copies of the SOFTWARE PRODUCT.

5. DUAL-MEDIA SOFTWARE. You may receive the SOFTWARE PRODUCT in more than one medium. Regardless of the type or size of the medium you receive, you may use only one medium that is appropriate for your single computer. You may not use or install the other medium on another computer. You may not loan, rent, lease, or otherwise transfer the other medium to another user, except as part of the permanent transfer (as provided above) of the SOFTWARE PRODUCT.

6. U.S. GOVERNMENT RESTRICTED RIGHTS. The SOFTWARE PRODUCT and documentation are provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restriction as set forth in subparagraph
     (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software-Restricted Rights at 48 CFR 52.227-19, as applicable. The manufacturer is Axeda Systems, 89 Forbes Boulevard, Mansfield, MA 02048 USA.

7. GOVERNING LAW. If you acquired this product in the United States, this EULA is governed by the laws of the State of Massachusetts. If this product was acquired outside the United States, then local law may apply. Should you have any questions concerning this EULA please contact Axeda Systems. 89 Forbes Boulevard, Mansfield, MA 02048 USA.

8. LIMITED WARRANTY. Axeda Systems warrants that the System CDs included in the SOFTWARE PRODUCT will be free from defects in materials and workmanship under normal use and service for a period of ninety (90) days from the date of receipt. Some states and jurisdictions do not allow limitations on duration of an implied warranty, so the above limitation may not apply to you. To the extent allowed by applicable law, implied warranties on the SOFTWARE PRODUCT and hardware, if any, are limited to ninety (90) days and one year, respectively.

9. CUSTOMER REMEDIES. Axeda Systems' and its suppliers' entire liability and your exclusive remedy shall be, at Axeda Systems's option, either (a) return of the price paid, or (b) repair or replacement of the port if the SOFTWARE PRODUCT does not meet Axeda Systems's Limited Warranty and which is returned to Axeda Systems with a copy of your receipt. This Limited Warranty is void if failure of the SOFTWARE PRODUCT has resulted from accident, abuse, or misapplication. Any replacement SOFTWARE PRODUCT will be warranted for the remainder of the original warranty period or thirty
     (30) days, whichever is longer. Outside the United States, neither these remedies nor any product support services offered by Axeda Systems are available without proof of purchase from an authorized international source.

10. NO OTHER WARRANTIES. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AXEDA SYSTEMS AND ITS SUPPLIERS DISCLAIM ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT WITH REGARD TO THE SOFTWARE PRODUCT, AND ANY ACCOMPANYING HARDWARE. THIS LIMITED WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS. YOU MAY HAVE OTHERS, WHICH VARY FROM STATE/JURISDICTION TO STATE/JURISDICTION.

11. NO LIABILITY FOR CONSEQUENTIAL DAMAGES. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL AXEDA SYSTEMS OR ITS SUPPLIERS BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, OR

[*] CERTAIN INFORMATION ON THIS PAGE THAT IS MARKED BY "[*]" HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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     CONSEQUENTIAL DAMAGES WHATSOEVER  (INCLUDING,  WITHOUT LIMITATION,  DAMAGES
     FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, OR ANY OTHER PECUNIARY LOSS) ARISING OUT OF THE USE OF OR INABILITY TO USE THE SOFTWARE PRODUCT, EVEN IF AXEDA SYSTEMS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. BECAUSE SOME STATES AND JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO YOU.



[*] CERTAIN INFORMATION ON THIS PAGE THAT IS MARKED BY "[*]" HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       37
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                                 Exhibit 2.a.i.
                            Initial Statement of Work

                                       [*]

[*] CERTAIN INFORMATION ON THIS PAGE THAT IS MARKED BY "[*]" HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                                       38
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                                    Exhibit 8
                      Form of Source Code Escrow Agreement


                    COMPREHENSIVE PREFERRED ESCROW AGREEMENT


                                          Account Number _________________


This  agreement   ("Agreement")  is  effective  July  __,  2002  among  DSI
Technology Escrow Services, Inc. ("DSI"), Axeda Systems Operating --------- --- Company, Inc., a Massachusetts corporation ("Axeda") and Electronics For Imaging, Inc., a Delaware corporation ("EFI"), who ----- --- collectively may be referred to in this Agreement as the parties ("Parties"). -------

A. Axeda and EFI have entered or will enter into a license and distribution agreement regarding certain proprietary technology of Axeda (referred to in this Agreement as the "License Agreement").

B. Axeda desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Axeda is critical to EFI in the conduct of its business and, therefore, EFI needs access to the proprietary technology under certain limited circumstances.

D. Axeda and EFI desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Axeda.

E. The parties desire this Agreement to be supplementary to the License Agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

F. Capitalized terms used but not defined herein shall have the same meanings given them in the License Agreement.

ARTICLE 1  --  DEPOSITS

1.1 Obligation to Make Deposit. Within five (5) business days after the later of
(i) the completion of the Licensed Products under Section 2.a.iii. of the License Agreement or (ii) the signing of this Agreement by the Parties, Axeda shall deliver to DSI the proprietary technology and other materials ("Deposit Materials") required to be deposited by the License Agreement. Such Deposit Materials will be identified on Exhibit A hereto, and Exhibit A is to be prepared and signed by Axeda and EFI. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2 Identification of Tangible Media. Prior to the delivery of the Deposit Materials to DSI, Axeda shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Axeda shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. Exhibit B shall be signed by Axeda and delivered to DSI with the Deposit Materials. Unless and until Axeda makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the account as required in Section 2.2 below.

[*] CERTAIN INFORMATION ON THIS PAGE THAT IS MARKED BY "[*]" HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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1.3 Acceptance of Deposit. When DSI receives the Deposit Materials, DSI will conduct a deposit inspection. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign Exhibit B and mail a copy thereof to Axeda and EFI. If DSI determines that the labeling does not match the item descriptions or quantity on Exhibit B, DSI will (a) note the discrepancies in writing on Exhibit B; (b) date and sign Exhibit B with the exceptions noted; and (c) mail a copy of Exhibit B to Axeda and EFI. DSI's acceptance of the deposit occurs upon the signing of Exhibit B by DSI. Delivery of the signed Exhibit B to EFI is EFI's notice that the Deposit Materials have been received and accepted by DSI. Other than DSI's inspection of the Deposit Materials, DSI shall have no obligation to the accuracy, completeness, functionality, performance or non-performance of the Deposit Materials.

1.4      Axeda's Representations.  Axeda represents as follows:
         -----------------------

         a. Axeda lawfully possesses all of the Deposit Materials deposited with DSI;

         b. With respect to all of the Deposit Materials, Axeda has the right and authority to grant to DSI and EFI the rights as provided in this Agreement;

         c. As of the effective date of this Agreement the Deposit Materials are not the subject of a lien or encumbrances, however, any liens or encumbrance made after the execution of this Agreement will not prohibit, limit, or alter the rights and obligations of DSI under this Agreement;

         d. The Deposit Materials consist of the proprietary technology and other materials identified in the License Agreement and Exhibit A; and

         e. The Deposit Materials are readable and useable in their current form or, if any portion of the Deposit Materials is encrypted, the decryption tools and decryption keys have also been deposited.

1.5      Available Verification Services.

         a. DSI shall perform an initial verification ("Initial Verification") of the Deposit Materials upon the initial deposit and for each update. An Initial Verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. An Initial Verification is defined as follows: DSI will cause a technically qualified DSI employee to evaluate the Deposit Materials in order to identify (a) the hardware and software configurations reasonably necessary to maintain the Deposit Materials; (b) the hardware and software configurations reasonably necessary to compile the Deposit Materials; and (c) the compilation instructions. DSI will then prepare and deliver to Axeda and EFI a report describing the information so identified. It shall be the responsibility of Axeda, and not DSI, to ensure that the Deposit Materials contain the information so identified in DSI's report, as well as any other information that may be required in the License Agreement.

         b. Upon receipt of a written request from EFI, DSI and EFI may enter into a separate proposal agreement pursuant to which DSI will agree, upon certain terms and conditions, to inspect the Deposit Materials for the purpose of verifying its accuracy, completeness, sufficiency and quality ("Verification Proposal Agreement"). Axeda shall reasonably cooperate with DSI by providing its facilities, computer software systems, and technical and support personnel for verification whenever reasonably necessary. If a verification is elected after the Deposit Materials have been delivered to DSI, then only DSI, or at DSI's election, an independent contractor or company selected by DSI, may perform the verification. EFI shall bear the commercially reasonable costs of each such verification performed as specified in

[*] CERTAIN INFORMATION ON THIS PAGE THAT IS MARKED BY "[*]" HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       40
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this  Section  1.5(b).  EFI  shall  have  no  right  to be  present  at any inspection or verification of the Deposit Materials under the terms of this Agreement.

1.6 Deposit Updates. Axeda shall update the Deposit Materials by depositing a complete copy of all Maintenance Releases within sixty (60) days of each major release and any modification and/or development of Licensed Software under
Section 2 within fifteen (15) days after Axeda provides such materials to EFI in accordance with the License Agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Axeda. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.5 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates. DSI shall notify Axeda in writing semi-annually of Axeda's obligation to make updated deposits. Within thirty (30) days of receipt of each such notice, Axeda shall certify in writing to DSI that
(a) it has made the updated deposits as required in the immediately preceding paragraph; or (b) there has not been a release of a new version of the product since the last deposit. After the thirty (30) days, DSI shall notify EFI that DSI has received (a) an updated deposit from Axeda; (b) a statement from Axeda advising there has not been a release of a new version of the product since the last deposit; or (c) no response from Axeda. Unlimited deposit updates and two storage units are included in the fees for this Agreement.

1.7 Removal of Deposit Materials. The Deposit Materials may be removed and/or exchanged only on written instructions signed by Axeda and EFI, or as otherwise provided in this Agreement.


ARTICLE 2  -- CONFIDENTIALITY AND RECORD KEEPING

2.1 Confidentiality. DSI shall maintain the Deposit Materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, or any subsequent agreement between the Parties, DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the terms of this Agreement to any third party. If DSI receives a subpoena or any other order from a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the parties to this Agreement unless prohibited by law. It shall be the responsibility of Axeda and/or EFI to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any order from a court or other judicial tribunal, including but not limited to, notices delivered pursuant to 7.6 below.

2.2 Status Reports. DSI will issue to Axeda and EFI a report profiling the account history semi-annually. DSI will provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3 Audit Rights. During the term of this Agreement, Axeda and EFI shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.


ARTICLE 3  -- RIGHT TO MAKE COPIES

3.1 Title to Media. Axeda hereby transfers to DSI the title to the media upon which the proprietary technology and materials are written or stored. However, this transfer does not include

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the ownership of the proprietary technology and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2 Right to Make Copies. DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, Axeda shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed. Any copying expenses incurred by DSI as a result of a request to copy will be borne by the party requesting the copies. Alternatively, DSI may notify Axeda requiring its reasonable cooperation in promptly copying the Deposit Materials in order for DSI to perform this Agreement.

3.3 Right to Transfer Upon Release. Axeda hereby grants to DSI the right to transfer Deposit Materials to EFI upon any release of the Deposit Materials for use by EFI in accordance with Section 4.5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the Deposit Materials.


ARTICLE 4  -- RELEASE OF DEPOSIT

4.1      Release Conditions. [*]

4.2 Filing For Release. If EFI believes in good faith that a Release Condition has occurred, EFI may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the Deposit Materials. Within five (5) business days of receipt of a written notice, DSI shall provide a copy of the notice to Axeda.

4.3 Contrary Instructions. From the date DSI mails the notice requesting release of the Deposit Materials, Axeda shall have ten (10) business days to deliver to DSI contrary instructions ("Contrary Instructions"). Contrary Instructions shall mean the written representation by Axeda that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to EFI by commercial express mail. Additionally, DSI shall notify both Axeda and EFI that there is a dispute to be resolved pursuant to Section
7.4 of this Agreement. Subject to Section 5.2 of this Agreement, DSI will continue to store the Deposit Materials without release pending (a) joint instructions from Axeda and EFI; (b) dispute resolution pursuant to Section 7.4; or (c) order of a court.

4.4 Release of Deposit. If DSI does not receive Contrary Instructions from the Axeda, DSI is authorized to release the Deposit Materials to EFI or, if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to EFI. However, DSI is entitled to receive any fees due DSI before making the release. Any copying expense will be chargeable to EFI. This Agreement will terminate upon the release of the Deposit Materials held by DSI.


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     AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
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4.5      Right to Use Following Release.

a. Pursuant to Section 8.c. of the License Agreement, EFI has a limited, non-transferable license to use the Deposit Materials for the sole purpose of continuing the benefits afforded to EFI under Section 3 of the License Agreement and to use the Deposit Materials only to the extent necessary to fulfill Axeda's obligation to provide support and maintenance services for the Licensed Software, and only for so long as any such Release Conditions remain uncorrected. EFI agrees to forebear the use of such license until release to EFI of the Deposit Materials upon the occurrence of any of the Release Conditions specified in Article 4.1(a) through 4.1(e) herein. EFI is obligated to maintain the confidentiality of the released Deposit Materials.

b. Pursuant to Section 8.d. of the License Agreement, EFI has a limited, non-transferable license to use the Deposit Materials only if and to the extent necessary to provide support and maintenance services for the Licensed Software to Customers existing at the date of termination of this Agreement, and only for so long as the release condition remains uncorrected. EFI agrees to forebear the use of such license until release to EFI of the Deposit Materials upon the occurrence of the Release Condition specified in Article 4.1(f) herein.

c. For purposes of Sections 4.5.a.and 4.5.b., use of the Deposit Materials by EFI to provide support and maintenance services means use only as necessary to develop or provide corrections to Errors in the Licensed Software.


ARTICLE 5  --  TERM AND TERMINATION

5.1 Term of Agreement. The initial term of this Agreement is for a period of one
(1) year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Axeda and EFI jointly instruct DSI in writing that the Agreement is terminated; (b) DSI instructs Axeda and EFI in writing ninety (90) days after its renewal date, that the Agreement is terminated for nonpayment in accordance with Section 5.2; or (c) DSI reserves the right to terminate this Agreement, for any reason, other than for nonpayment, by providing Axeda and EFI sixty (60) days written notice of its intent to terminate this Agreement. If the Deposit Materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of the Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to all parties to this Agreement. Any party to this Agreement shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one (1) month of the date of such notice, then DSI shall have the right to terminate this Agreement at any time thereafter by sending written notice of termination to all parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3 Disposition of Deposit Materials Upon Termination. Subject to the foregoing termination provisions, and upon termination of this Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with Axeda's instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Axeda. DSI shall have no obligation to destroy or return the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI or have been released to EFI in accordance with Section 4.4.

5.4  Survival  of  Terms  Following   Termination.   Upon  termination  of  this
     Agreement,     the    following     provisions     of    this     Agreement
     shall survive:

         a. Axeda's Representations (Section 1.4);

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         b. The obligations of confidentiality with respect to the Deposit
            Materials;

         c. The obligation to pay DSI any fees and expenses due;

         d. The provisions of Article 7; and

         e. Any provisions in this Agreement which specifically state they survive the termination of this Agreement.


ARTICLE 6  --  DSI'S FEES

6.1 Fee Schedule. Unless otherwise stated in this Agreement, all such fees and expenses owed to DSI under the terms and conditions of this Agreement, except the commercially reasonable costs of verifications of the Deposit Materials requested by EFI under Section 1.5(b), shall be borne by Axeda. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. DSI shall notify the party responsible for payment of DSI's fees at least sixty
(60) days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2 Payment Terms. DSI shall not be required to perform any service, including release of any Deposit Materials under Article 4, unless the payment for such service and any outstanding balances owed to DSI are paid in full. Fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2.


ARTICLE 7  --  LIABILITY AND DISPUTES

7.1 Right to Rely on Instructions. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI will not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2 Indemnification. Axeda and EFI each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities ("Liabilities") incurred by DSI relating in any way to this escrow arrangement except where it is adjudged that DSI acted with gross negligence or willful misconduct.

7.3 Limitation of Liability. In no event will DSI be liable for any incidental, indirect, special, exemplary, punitive or consequential damages, including, but not limited to, damages (including loss of data, revenue, and/or profits) costs or expenses (including legal fees and expenses), whether foreseeable or unforeseeable, that may arise out of or in connection with this Agreement; and in no event shall the collective liability of DSI exceed the annual escrow fees paid under this Agreement.

7.4 Dispute Resolution. Any dispute relating to or arising from this Agreement shall be submitted to, and settled by arbitration by, a single arbitrator chosen by the San Diego Regional Office of the American Arbitration Association in accordance with the Commercial Rules of the American Arbitration Association. The arbitrator shall apply California law. Unless otherwise agreed by Axeda and EFI, arbitration will take place in San Diego, California, U.S.A. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition

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to  confirm  the  arbitration  award may be made by First  Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address. If however, Axeda and/or EFI refuses to submit to arbitration, the matter shall not be submitted to arbitration and DSI may submit the matter to any court of competent jurisdiction. Any costs of arbitration incurred by DSI, including reasonable attorney's fees and costs, shall be divided equally and paid by Axeda and EFI.

7.5 Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the State of California, without regard to its conflict of law provisions.

7.6 Notice of Requested Order. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

         a. Give DSI at least five (5) business days' prior notice of the hearing;

         b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

         c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other duties.


ARTICLE 8  --  GENERAL PROVISIONS

8.1 Entire Agreement. This Agreement, which includes Exhibits described herein, embodies the entire understanding among the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the License Agreement between Axeda and EFI and has no knowledge of any of the terms or provisions of any such License Agreement. DSI's only obligations to Axeda or EFI are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by EFI and Exhibit C need not be signed.

8.2 Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Any correctly addressed notice or last known address of the other parties that is relied on herein that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified as provided herein shall be deemed effective as of the first date that said notice was refused, unclaimed, or deemed undeliverable by the postal authorities by mail, through messenger or commercial express delivery services. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

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8.4 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Axeda or EFI unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

8.5 Waiver. Any term of this Agreement may be waived by the party entitled to the benefits thereof, provided that any such waiver must be in writing and signed by the party against whom the enforcement of the waiver is sought. No waiver of any condition, or breach of any provision of this Agreement, in any one or more instances, shall be deemed to be a further or continuing waiver of such condition or breach. Delay or failure to exercise any right or remedy shall not be deemed the waiver of that right or remedy.

8.6 Regulations. Axeda and EFI are responsible for and warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement

8.7 Attorney's Fees. In any litigation or other proceeding by which one party either seeks to enforce its rights under this Agreement (whether in contract, tort, or both) or seeks declaration of any rights or obligations under this Agreement, the prevailing party who has proven in court by court decree, judgment or arbitrator's decision that the other party has materially breached its representation and/or warranty under this Agreement shall be awarded reasonable attorneys' fees, together with any costs and expenses, to resolve the dispute and to enforce final judgment.

8.8 No Third Party Rights. This Agreement is made solely for the benefit of the Parties to this Agreement and their respective permitted successors and assigns, and no other person or entity shall have or acquire any right by virtue of this Agreement unless otherwise agreed to by all the parties hereto.

8.9 Authority to Sign. Each of the Parties herein represents and warrants that the execution, delivery, and performance of this Agreement has been duly authorized and signed by a person who meets statutory or other binding approval to sign on behalf of its business organization as named in this Agreement.

8.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.


AXEDA SYSTEMS OPERATING                    ELECTRONICS FOR IMAGING, INC.
COMPANY INC.

By:______________________________          By:__________________________________

Name:____________________________          Name:________________________________

Title:___________________________          Title:_______________________________

Date:____________________________          Date:________________________________



         DSI Technology Escrow Services, Inc.

         By:__________________________________________________________

         Name:________________________________________________________

         Title:_______________________________________________________

         Date:________________________________________________________




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                                    EXHIBIT A

                                              MATERIALS TO BE DEPOSITED

                                         Account Number ___________________


Axeda represents to EFI that Deposit Materials delivered to DSI shall consist of the following:















AXEDA SYSTEMS OPERATING                    ELECTRONICS FOR IMAGING, INC.
COMPANY INC.

By:______________________________          By:__________________________________

Name:____________________________          Name:________________________________

Title:___________________________          Title:_______________________________

Date:____________________________          Date:________________________________


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                                    EXHIBIT B

                        DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name _________________________________________________________

Account Number _________________________________________________________________

Product
Name________________________________________  Version___________________________
(Product Name will appear as Exhibit B Name on Account History report)

DEPOSIT MATERIAL DESCRIPTION:
Quantity_Media Type & Size_Label Description of Each Separate Item

---------------------------
_________         Disk 3.5" or ____
_________         DAT tape ____mm
_________         CD-ROM
_________         Data cartridge tape ____
_________         TK 70 or ____ tape
------------------------------------
_________         Magnetic tape ____
_________         Documentation
_________         Other ______________________

PRODUCT DESCRIPTION:
Environment_____________________________________________________________________

DEPOSIT MATERIAL INFORMATION:
Is the media or are any of the files encrypted? Yes / No If yes, please include any passwords and the decryption tools. Encryption tool name____________________________________
Version______________________ Hardware required______________________________
Software required_______________________________________________________________
Other required information___________________________________________________

I certify for Axeda that the above described DSI has inspected and accepted the above Deposit Materials have been transmitted to DSI: materials (any exceptions are noted above):

Signature______________________        Signature________________________________
Print Name_____________________        Print Name_______________________________
Date___________________________        Date Accepted____________________________
                                       Exhibit B#_______________________________


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                                   EXHIBIT C
                               DESIGNATED CONTACT

Account Number---------------------------------------

Notices, deposit material returns and   Notices and communications to
communications to Axeda                 EFI should be addressed to:
should be addressed:

Company Name:_______________________    Company Name:___________________________
Address:   __________________________   Address:________________________________

Designated Contact:__________________   Designated Contact:_____________________
Telephone: __________________________   Telephone_______________________________
Facsimile: __________________________   Facsimile:______________________________
E-mail: _____________________________   E-mail:_________________________________
Verification Contact: _________________________
Telephone/E-mail:  ____________________________

Fees for this agreement will be paid by
(Check box): _______Axeda and/or  _______EFI

Invoices to Axeda should be              Invoices to EFI should be
addressed to:                            addressed to:


Company Name:_________________________   Company Name:__________________________
Address:   ___________________________   Address: ______________________________

Billing Contact:______________________   Billing Contact:_______________________
Telephone: ___________________________   Telephone:_____________________________
Facsimile: ___________________________   Facsimile:  ___________________________
E-mail: _______________________________  E-mail:________________________________
P.O.#    ______________________________  P.O.#:_________________________________

Requests from Axeda or EFI to change the designated contact should be given in writing by the designated contact or an authorized employee of Axeda or EFI.

DSI has two Operations Centers to service you.

Agreements, Deposit Materials and          All invoice fee remittances to
notices to DSI should be addressed         DSI should be addressed to:
to (select location):

Attn: Client Services                       DSI Technology Escrow Services, Inc.
9265 Sky Park Court, Suite 202              PO Box 45156
San Diego, CA 92123                         San Francisco, CA 94145-0156
Telephone:  (858) 499-1600
Facsimile:  (858) 694-1919
E-mail: clientservices@dsiescrow.com
or
Attn: Client Services
2100 Norcross Parkway, Suite 150
Norcross, GA 30071
Telephone: 770-239-9200
Facsimile:  770-239-9201                                    Date:_____________
E-mail: clientservices@dsiescrow.com



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                                   Schedule 1
                               Definition Schedule


     "Administrative Manager" has the meaning set forth in Section 2.b. of this Agreement. ----------------------

     "Advisory Board" has the meaning set forth in Section 20.a.i. of this Agreement. --------------

     "Affiliate" means, with respect to either Party to this Agreement, any Person that directly or indirectly controls, is controlled by, or is under common control with, such Party. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or partnership interests, by contract or otherwise.

     "Agreement" means, collectively, this Agreement and all of the attached Schedules and Exhibits.

     "Auditors" has the meaning set forth in Section 13 of this Agreement.

     "Axeda DRM Software" means any software owned, controlled, produced or distributed by Axeda relating to Device Relationship Management Software.


     "Axeda Standard DRM Software" means the standard version(s) of Axeda's DRM Software products that Axeda licenses generally to its licensees, the current version of which is more fully described on Schedule 1A.

     "Axeda's Exclusivity Covenants" has the meaning set forth in Section 10.a. of this Agreement.

     "Axeda's Technology" means the following:

(i) Axeda DRM Software;

(ii) the claims set forth in Axeda's or its Affiliates' patent applications (excluding any claims to EFI Technology or EFI's intellectual property);

(iii) The Licensed Software developed pursuant to Statements of Work;

(iv) all Improvements on (i) to (iii) above, and

(v) all Intellectual Property Rights contained in (i) to (iv) above.

     "Change Request" has the meaning set forth in Section 3.c. of this Agreement.

     "Confidential Information" means all Information which is a trade secret of the Disclosing Party or which the Disclosing Party otherwise protects against unrestricted disclosure to others and which: (i) if in written or other tangible form, is clearly designated as "Confidential" or "Proprietary," or words to that effect; and (ii) if disclosed orally, is identified as confidential at the time of its disclosure and reduced to a writing designating such Information as "Confidential," or

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words to that effect,  which is delivered to the Receiving  Party  promptly following such oral disclosure; provided however, Information shall not be deemed Confidential Information if such Information: (i) was rightfully in the Receiving Party's possession or was rightfully known to the Receiving Party prior to receipt from the Disclosing Party; (ii) is independently developed by the Receiving Party, provided that the burden of proof of such independent development shall be on the Receiving Party; (iii) is or becomes publicly known without the fault of the Receiving Party; (iv) is or becomes rightfully available to the Receiving Party without confidential restriction from a source not bound by a confidentiality obligation to the Disclosing Party; or (v) is required to be disclosed pursuant to court or government action, provided the Disclosing Party is given reasonable prior notice of such disclosure.

     "Customer" means a customer of EFI that uses the Licensed Software and/or a Licensed Product.

     "Defense"  has the meaning set forth in Section  16.c.  of this  Agreement.


     "Deficiencies" has the meaning set forth in Section 2.a.iv of this Agreement.

         "Defined Market" means the Office Equipment Market and/or the Professional Print Production Market.

     "Device Relationship Management Software" or "DRM Software" means a distributed software system that allows automatic monitoring, management and servicing of devices and the exchange of information between such remote devices, business systems and people; including without limitation, the Axeda DRM Software, the Licensed Software to be developed pursuant to Initial Statements of Work and any subsequent Statements of Work and software applications providing automatic replenishment, software revision and/or life cycle management capabilities.

     "Disclosing Party" means a Party that discloses Information to a Receiving Party.

     "Dispute"  has the meaning set forth in Section  20.a.  of this  Agreement.


     "EFI's Technology" means

     (a) hardware and software owned, controlled, produced or distributed by EFI relating to:

                  (i) A printer/copier controller board and associated firmware and software components designed to support the principal input and output uses of a printer/copier device. This includes ASICs, hardware architecture, compression, PDLs (e.g., PostScript, PCL), Printer Drivers, Intranet management applications (e.g., Fiery Webtools, Command Workstation(tm)) and support for device-specific SNMP MIBs and/or proprietary service technician diagnostic information (e.g., presented through the device control panel interface or printed on a "configuration page");

                  (ii) A distributed software system that decouples printing into separate end-user job submission, job management and remote job printing stages (e.g., PrintMe Networks). This includes Application Server software that may reside on a third-party hosted system, browser-based registration, job management, billing functionality and embedded agents (e.g., controller firmware) for transferring print jobs from the host Server to a printer/copier device instance;

                  (iii) A distributed software system that provides a unified messaging platform for enterprise customers. The Unimobile system includes a mobile messaging platform for

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          defining business rules,  importing/exporting  data to/from enterprise
          software   repositories   and  a  database  for  managing  alerts  and
          transactions with remote users via mobile devices (e.g., SMS messages via cell phone, email/SMS to PDA);

     (b) the claims set forth in EFI's or its Affiliates' patent applications (excluding any claims to Axeda's Technology or Axeda's intellectual property);

     (c) all Improvements on (a) and (b) above; and

     (d) all Intellectual Property Rights contained in (a) to (c) above.

     "EFI's Trademarks" means the trademarks identified on Schedule 1C of this Agreement. EFI may amend Schedule 1C from time to time upon reasonable notice to Axeda.

     "EFI's Exclusivity Covenants" has the meaning set forth in Section 10.a. of this Agreement. ---------------------------

     "Escrow Agent" has the meaning set forth on Section 8.a. of this Agreement.
------------

     "Exclusivity Covenants" means Axeda's Exclusivity Covenants and/or EFI's Exclusivity Covenants, as the context requires.

     "Existing Customer Contracts" has the meaning set forth in Section 22 of this Agreement.

     "Improvement" means any upgrade, update, modification, invention, discovery or development, including, without limitation: (i) for copyrightable or copyrighted material, any translation (including translation into other computer languages), portation, correction, addition, extension, improvement, compilation, abridgment or other form in which an existing work may be recast, transformed or adapted; (ii) for patentable or patented material, any improvement thereon; and (iii) for material which is protected by trade secret, any new material derived from such existing trade secret material, including new material which may be protected by copyright, patent and/or trade secret.

     "Indemnification Matter" has the meaning set forth in Section 16.b. of this Agreement.

     "Indemnification Notice" has the meaning set forth in Section 16.b. of this Agreement.

     "Indemnification Payment" has the meaning set forth in Section 16.d. of this Agreement.

     "Indemnitee"  has the meaning set forth in Section 16.a. of this Agreement.


     "Indemnitor"  has the meaning set forth in Section 16.a. of this Agreement.


     "Information" means all information relating to the Licensed Software, the Licensed Product, and to Axeda or EFI, generally, including know-how, manufacturing and production processes and techniques, research and development data and inventions, the pricing and cost of products, business and marketing plans, supplier and customer lists, assets or liabilities and financial condition and prospects, which has been or may hereafter be furnished by a Disclosing Party to a Receiving Party.

     "Initial Statement of Work" has the meaning set forth in Section 2.a.i. of this Agreement.

     "Initial Term" has the meaning set forth in Section 22.a. of this Agreement.

[*] CERTAIN INFORMATION ON THIS PAGE THAT IS MARKED BY "[*]" HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     "Intellectual Property Rights" means any and all exclusionary rights existing from time to time anywhere in the world under patent law, copyright law, moral rights law, trade secret law, semiconductor chip protection law, trademark law, unfair competition law, or otherwise.

     "Judgment" means any order, writ, injunction, citation, award, decree or other judgment of any nature of any foreign, federal, state or local court, governmental body, administrative agency, regulatory authority or arbitration tribunal.

     "Liability" means any liability, loss, damage, payment, deficiency, settlement, assessment, charge, penalty, fine, cost and legal and other expense, including reasonable attorney fees and disbursements, investigation expenses, court costs, interest and penalties.

     "License Agreement" means a license agreement directly between a Customer and EFI containing terms and conditions (i) with respect to the license of Axeda Standard DRM Software, a manually executed written agreement consistent with sections 3, 7, 8, 9, and 12.2 to 12.5 of Axeda's current standard Master Software License Agreement (a current copy of which is attached hereto as Exhibit 1A); (ii) with respect to the license of Licensed Axeda Connector, consistent with the first two paragraphs and sections 1 to 6 and 8 to 11 of Axeda's current End User License Agreement (a current copy of which is attached hereto as Exhibit 1B) and (iii) in any event, no less protective of Axeda and Axeda's Technology than EFI and EFI's Technology, respectively, and this Agreement and pricing consistent with the pricing objectives or the Price List then in effect under this Agreement.

     "Licensed Axeda Connector" means the then currently available version of the Axeda Connector software, and includes any modifications of the foregoing in accordance with the Initial Statement of Work and any subsequent Statements of Work or Maintenance Release.

     "Licensed Products" means the Axeda Standard DRM Software and products that include the Licensed Software and that the Parties desire to deploy with Customers in the Defined Market developed pursuant to Statements of Work. EFI products, whether in the Defined Market or not, that do not include any Licensed Software shall not be considered to be Licensed Products for the determination of any Revenue considerations under this Agreement.

     "Licensed Software" means (a) the Licensed Axeda Connector; (b) the Axeda Standard DRM Software, (c) any modifications of the foregoing pursuant to a Statement of Work; (d) any software or other materials provided under a Maintenance Release; and (e) any documentation related to (a)-(d) above.

     "Licensed Trademarks" means the trademarks identified on Schedule 1C of this Agreement; provided, however, that EFI Trademarks shall not be considered to be Licensed Trademarks. Axeda may amend Schedule 1C from time to time upon reasonable notice to EFI.

     "Maintenance Releases" means any error corrections, modifications, revisions, enhancements or new releases to Licensed Software that comprises Axeda Standard DRM Software and which Axeda supplies generally to its licensees that are receiving maintenance services, but does not include any major upgrade, new version, customized work or new product that Axeda separately prices and licenses.

     "Marketing Plan" has the meaning set forth in Section 9.b. of this Agreement.

     "Marketing Objectives" has the meaning set forth in Section 9.c. of this Agreement.

[*] CERTAIN INFORMATION ON THIS PAGE THAT IS MARKED BY "[*]" HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     "Modem" means an electronic device (a Modulator/Demodulator) that converts binary data (for example, the +/-12 V EIA-232 signals from a PC's COM port) to analog tones and voltages that are suitable for transmission over standard dial-up or leased line telephone lines.

     "Non-Renewing Party" has the meaning set forth in Section 10.c. of this Agreement.

     "Object Code" means computer programs assembled, compiled, or converted to magnetic or electronic binary form on software media, which are readable and usable by computer equipment, but not generally readable by humans without reverse assembly, reverse compiling, reverse conversion, reverse engineering and/or any other disassembly or decompilation.

     "Office Equipment Market" or "OE Market" means the market for the following products: office printers, office copiers, office scanners, office fax machines, office multifunction printers ("MFPs"), as distributed through original equipment manufacturers and other entities that derive a majority of their revenue from the sale, use or servicing of such products. The "Office Equipment Market" also includes large end users that would deploy the Licensed Product for applications where the types of equipment listed above represent a substantial portion of the equipment managed by the system.

     "Order Form" has the meaning set forth in Section  3.c. of this  Agreement.


     "Party" or "Parties" mean Axeda and/or EFI, as the context requires.

     "Person"  means  any  individual,   sole  proprietorship,   joint  venture,
partnership,   corporation,  association,  trust  estate,  governmental  agency, regulatory agency, regulatory authority, or any other entity.

     "Price List" has the meaning set forth in Section  5.b. of this  Agreement.


     "Proceeding"  means any demand,  claim  (groundless  or  otherwise),  suit,
action   at  law  or  in   equity,   litigation,   investigation,   arbitration,
administrative hearing or other proceeding of any nature.

     "Professional Print Production Equipment Market" or "PPPE Market" means the market for professional print production equipment, as distributed through original equipment manufacturers and other entities that derive a substantial portion of their revenue from the sale, use or servicing of such products. The "Professional Print Production Equipment Market" also includes large end users that would deploy the Licensed Product for applications where the types of equipment listed above represent a majority of the equipment managed by the system.

         "Professional Services" means installation, integration, training and/or other computer related professional services for the Licensed Software that is provided in connection with the Licensed Products.

     "Quarterly Report" has the meaning set forth in Section 7.b. of this Agreement.


         "Receiving Party" means a Party that receives Information from the Disclosing Party.

         "Relationship Account Manager" has the meaning set forth in Section 9.a. of this Agreement.

[*] CERTAIN INFORMATION ON THIS PAGE THAT IS MARKED BY "[*]" HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         "Revenue" means (a) any and all revenues, fees, income and/or monies either invoiced, recognized or received from Customers, including but not limited to: Transmission Fees, Subscription Fees, licensing or sublicensing fees and other revenues, fees, income and monies received by EFI in connection with licensing, sublicensing, distributing, or selling Licensed Products and/or related services, less any Third Party Royalties.

     "Revenue Sharing Models" has the meaning set forth in Section 6.a. of this Agreement.


     "Royalties" means the portion of Revenues that EFI is required to share with Axeda pursuant to the Revenue Sharing Models.


         "Source Code" means computer programs written in higher-level programming languages, sometimes accompanied by English language comments and other programmer documentation. Source Code is readable by humans and may be translated into Object Code for execution on computer equipment through the process of compiling or assembling or may be executed through the process of interpretation at the time of execution.

     "Source Code Escrow Agreement" has the meaning set forth in Section 8.a. of this Agreement.


     "Source Materials" mean the Licensed Software in Source Code format and any related documentation and materials that Axeda shall place in escrow with the Escrow Agent pursuant to the Source Code Escrow Agreement, and which Source Materials are identified on Schedule 1D of this Agreement.

     "Specified Controllers" means an EFI controller or third-party controller containing the Licensed Axeda Connector as an embedded component; as may be described in and/or modified pursuant to a Statement of Work.

         "Statement of Work" or "SOW" means the Initial Statement of Work. As and when the Parties mutually agree upon amended or additional statements of work hereafter in accordance with Section 2 of this Agreement, then such statements of work shall be considered "Statements of Work" or "SOWs" under this Agreement.

     "Subscription Fees" mean Revenue derived in connection with the use of Licensed Products on a periodic basis.

     "Suggestions" has the meaning set forth in Section 11.

     "Support Contact" has the meaning set forth in Section 14.a. of this Agreement.

     "Technical Manager" has the meaning set forth in Section 2.b. of this Agreement.

     "Technology" means Axeda's Technology and/or EFI's Technology, as the context requires.

     "Term" has the meaning set forth in Section 22.a of this Agreement.

     "Terminating Party" has the meaning set forth in Section 10.b. of this Agreement.

     "Third Party Royalties" means royalties owed to third party licensors of technology included in Licensed Products that the Parties agree to in writing.

[*] CERTAIN INFORMATION ON THIS PAGE THAT IS MARKED BY "[*]" HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     "Transmission Fees" mean Revenue derived in connection with the use of Licensed Products on a transactional basis.


--------------------------------------------------------------------------------
                         Schedule 1A: Axeda DRM Software
--------------------------------------------------------------------------------
Current Version                      Platforms supported:
------------------------------------ -------------------------------------------
 Axeda Enterprise Server  3.0        OS: Solaris 8, Windows NT / 2000
App Server: BEA WebLogic 6.1
Database: Oracle 8i
                                     LDAP Server: Sun ONE Directory Server 5.1
------------------------------------ -------------------------------------------
Axeda Enterprise Applications 3.0    Platform requirements same as Enterprise
------------------------------------ -------------------------------------------
Axeda Connector 3.0                  OS: Windows NT / 2000 / CE, Linux
------------------------------------ -------------------------------------------
Axeda Gateway 3.0                    OS: Windows NT / 2000 / CE, Linux
------------------------------------ -------------------------------------------

Axeda Development Tools              OS: Windows NT / 2000 / XP
Axeda Builder 3.0)
------------------------------------ -------------------------------------------



                                   Schedule 1C
                      Licensed Trademarks & EFI Trademarks

Licensed Trademarks

         "AXEDA", "AXEDA logo and stylized bitstream Design", "AXEDA SYSTEMS", "Axeda DRM", "Axeda Supervisor", "Axeda Device Relationship Management System", "Axeda Enterprise", "Axeda Enterprise Server", "Axeda Enterpirse Applications", "Axeda Connector", "Axeda Gateway", "Axeda Development Tool", "Axeda Applications", "Axeda Agent", "Wizcon", "Automatic eCommerce", "Firewall-Friendly", and "Access. Insight. In Real Time." and such other trademarks and trade dress of Axeda that Axeda may hereafter determine within its reasonable discretion to add to the Licensed Trademarks.



EFI Trademarks

         "ColorWise", "eBeam", "EDOX", "EFI", "Fiery", the Fiery logo, "Fiery Driven", "RIP-While-Print", "Spot-On", the eBeam logo, the Electronics For Imaging logo, the Fiery Driven logo, the Splash logo, "AutoCal", "AutoGray", "ColorCal", "Command WorkStation", "DocBuilder", "DocBuilder Pro", "DocStream", "EFI Color Profiler", "EFI Production System", "EFI ScanBuilder", "Fiery X2", "Fiery X2e", "Fiery X2-W", "Fiery X3e", "Fiery X4", "Fiery ZX", "Fiery Z4", "Fiery Z5", "Fiery Z9", "Fiery Z16", "Fiery Z18", "Fiery Document WorkStation", "Fiery Downloader", "Fiery Driver", "Fiery FreeForm", "Fiery Link", "Fiery Prints", "Fiery Print Calibrator", "Fiery Production System", "Fiery Scan", "Fiery ScanBuilder", "Fiery Spark", "Fiery Spooler", "Fiery WebInstaller", "Fiery WebScan", "Fiery WebSpooler", "Fiery WebStatus", "Fiery WebTools", "NetWise", "PrintMe", "PrintMe Networks", the PrintMe Networks logo, "RIPChips", "Splash", "Velocity", "Velocity Balance", "Velocity Build", "Velocity Estimate", "Velocity Scan", and "VisualCal" and such other trademarks and trade dress of EFI that EFI may hereafter determine within its reasonable discretion to add to the EFI Trademarks.

[*] CERTAIN INFORMATION ON THIS PAGE THAT IS MARKED BY "[*]" HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   Schedule 1D
                                Source Materials

The Source Code to the Licensed Software and related documentation.

--------------------------------------------------------------------------------
           Schedule 2.b. Initial Administrative and Technical Managers
--------------------------------------------------------------------------------
EFI Administrative Manager: Frank Tueckmantel
--------------------------------------------------------------------------------
Axeda Administrative Manager: Laureen Pollard
--------------------------------------------------------------------------------
EFI Technical Manager: Judy Jin
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Axeda Technical Manager: Randy Thomson
--------------------------------------------------------------------------------

                                  Schedule 6.a
                Revenue Sharing Models Within The Defined Market

[*]









--------------------------------------------------------------------------------
                      Schedule 7.a. Royalty Payment Models
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EFI shall pay Axeda Royalties on a quarterly basis within forty-five (45) days of the end of each fiscal quarter for such Royalties that became due and owing to Axeda under Section 7.a. in such quarter.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Schedule 9.a. Initial Relationship Account Managers
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Axeda Initial Relationship Account Manager: Mike Hajjar
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EFI Initial Relationship Account Manager: Frank Tueckmantel
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     Schedule 14.a. Initial Support Contacts
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Axeda Initial Support Contact:  Michael Charest
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EFI Initial Support Contact:  Randy Watson
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[*] CERTAIN INFORMATION ON THIS PAGE THAT IS MARKED BY "[*]" HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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